Final Form

ASSET PURCHASE AGREEMENT

ACQUISITION OF CERTAIN ASSETS OF

METACRINE, INC.

BY

ORGANOVO, INC.

DATED AS OF March 10, 2023

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ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT is made as of March 10, 2023 by and between Organovo, Inc., a Delaware corporation (“Purchaser”), and Metacrine, Inc., a Delaware corporation (“Seller”).

RECITALS:

Subject to the terms and conditions set forth herein, Seller desires to sell, convey, transfer, assign and deliver to Purchaser, and Purchaser desires to purchase and acquire from Seller, free and clear of all Encumbrances other than the Assumed Liabilities, all of Seller’s right, title and interest in and to all of the Purchased Assets (the “Acquisition”).

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

Article I

DEFINITIONS
1.1
Definitions. As used herein, the following terms shall have the following meanings:

“Activities to Date” shall have the meaning given to such term in Section 3.8(a).

“Acquisition” shall have the meaning given to such term in the Recitals.

“Affiliate” means with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person; provided, that, for purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

“Agreement” means this Asset Purchase Agreement.

“API” means an active pharmaceutical ingredient.

“Assignment and Assumption Agreement” shall have the meaning given to such term in Section 2.5(b).

“Assumed Liabilities” shall have the meaning given to such term in Section 2.3.

“Basket” shall have the meaning given to such term in Section 7.5(a).

“Cap” shall have the meaning given to such term in Section 7.5(b).

“Claim” shall have the meaning given to such term in Section 3.7.

“Closing” shall have the meaning given to such term in Section 2.6.

“Closing Date” shall have the meaning given to such term in Section 2.6.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Contract” means any contract or agreement, whether oral or written, between the Seller and any other Person(s).

“Control” or “Controlled,” with respect to any Information or Intellectual Property Right, possession by an entity of the ability (whether by ownership, license or otherwise) to grant access to, to grant use of,

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or to grant a license or a sublicense of or under such Information or Intellectual Property Right without violating the terms of any agreement or other arrangement with any third party.

“Covered Employees” shall have the meaning given to such term in Section 6.7(b).

“Delivery Date” shall have the meaning given to such term in Section 2.1(d).

“Encumbrance” shall mean any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, equity, trust, equitable interest, claim, preference, right of possession, lease, tenancy, license, encroachment, covenant, infringement, interference, Order, proxy, option, right of first refusal, right of first negotiation, preemptive right, community property interest, legend, defect, impediment, exception, reservation, limitation, impairment, imperfection of title, escrow, prior assignment, condition or restriction of any nature (including any restriction on the transfer or licensing of any asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

“Excluded Assets” shall have the meaning given to such term in Section 2.2.

“FDA” shall mean the Food and Drug Administration of the United States Department of Health and Human Services or any successor agency thereof performing similar functions.

“Final Determination” shall have the meaning given to such term in Section 7.9.

“Governmental Authorities” means all agencies, authorities, bodies, boards, commissions, courts, instrumentalities, legislatures and offices of any nature whatsoever of any government or political subdivision, whether foreign, federal, state, county, district, municipality, city or otherwise.

“Information” shall mean all tangible and intangible (a) techniques, technology, practices, trade secrets, inventions (whether patentable or not), methods, knowledge, know-how, skill, experience, test data and results (including pharmacological, toxicological and clinical test data and results), formulations, processes, analytical and quality control data, results or descriptions, software and algorithms and (b) compositions of matter, cells, cell lines, assays, animal models and physical, biological or chemical material.

“Intellectual Property” shall mean and include all algorithms, application programming interfaces, apparatus, assay components, biological materials, cell lines, preclinical and clinical data, study designs, chemical compositions or structures, databases and data collections, diagrams, formulae, gate arrays, inventions (whether or not patentable), know-how, methods, photomasks, processes, proprietary information, protocols, sketches, designs, schematics, specifications, subroutines, test results, test vectors, user interfaces, techniques, works of authorship, and other forms of technology (whether or not embodied in any tangible form and including all tangible embodiments of the foregoing such as instruction manuals, laboratory notebooks, prototypes, samples, studies, and summaries); provided that no trademarks owned or Controlled by Seller are covered by this Agreement.

“Intellectual Property Rights” shall mean and include all intellectual property and proprietary rights of any kind or nature, which may exist or be created under the laws of any jurisdiction in the world, including: (a) rights associated with works of authorship, including exclusive exploitation rights, copyrights, moral rights, and mask works; (b) trade secret rights; (c) patents, patent applications, and industrial property rights; (d) other proprietary rights in Intellectual Property of every kind and nature; and (e) all registrations, renewals, extensions, continuations, divisions, or reissues of, and applications for, any of the rights referred to in clauses (a) through (e) above; but excluding in all cases trademark rights.

“Knowledge” shall have the meaning given to such term in Section 8.10.

“Laws” means any Federal, state, foreign or local statute, law, ordinance, regulation, rule, code, Order, other requirement or rule of law.

“Liability” means any direct or indirect indebtedness, liability, assessment, expense, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, disputed or undisputed, joint or several, vested or unvested, executory or not, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, determinable or undeterminable, accrued or unaccrued, absolute or not, actual or

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potential, contingent or otherwise (including any liability under any guarantees, letters of credit, performance credits or with respect to insurance loss accruals).

“Losses” means any losses, damages, liabilities, deficiencies, claims, interest, awards, judgments, penalties, costs and expenses (including reasonable attorneys’ fees, costs and other out-of-pocket expenses incurred in investigating, preparing or defending the foregoing).

“Material Adverse Effect” means any event, change, development, effect, condition, occurrence, circumstance, state of facts or matter which, individually or in combination with any other of the foregoing, has had or could reasonably be expected to have, a material adverse effect on the Program, the Purchased Assets, the Assumed Liabilities, or in respect of the Seller’s operations, properties, assets, condition (financial or otherwise), results, plans, strategies or prospects, taken as a whole, whether or not foreseeable and whether or not durationally significant.

“Orders” shall have the meaning given to such term in Section 3.6.

“Party” means Seller or Purchaser, individually, as the context so requires, and the term “Parties” means collectively, Seller and Purchaser.

“Patent Assignment” shall have the meaning give to such term in Section 2.5(c).

“Person” means an individual, corporation, partnership, limited partnership, limited liability company, limited liability partnership, syndicate, person (including a “person” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder), trust, association, entity or government or political subdivision, agency or instrumentality of a government.

“Proceeding” shall mean any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding and any informal proceeding), prosecution, contest, hearing, inquiry, inquest, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority or any arbitrator or arbitration panel.

“Product Licenses” shall have the meaning given to such term in Section 3.8(a).

“Program” shall mean all of Seller’s activities directed to the research, development, manufacture (including synthesis, formulation, storage, breeding, finishing or packaging), use, offer for sale, sale, import, and commercialization of the Program Therapy up to the Closing Date.

“Program IP” shall mean all Intellectual Property Rights used, held for use, or related to the Program Therapy (other than Program Patents) that are owned or Controlled by Seller.

“Program Therapy” shall mean therapies that target the nuclear receptor farnesoid-X-receptor (FXR): (a) omesdafexor, a small molecule farnesoid X receptor (FXR) agonist, which is the Seller’s compound referred to as MET409, (b) a second small molecule FXR agonist, which is Seller’s compound referred to as MET642, (c) any other of Seller’s compounds that target the nuclear receptor farnesoid-X-receptor (FXR), and (d) any derivative or extension of the therapies described in the preceding clauses (a), (b) and (c) that target the nuclear receptor farnesoid-X-receptor (FXR), whether existing on the Closing Date or developed, generated or synthesized by or on behalf of Purchaser or any of its Affiliates or licensees of the Program Patents after the Closing, and all products and services related thereto.

“Program Know-How” shall mean Information which is: (a) owned or Controlled by Seller immediately prior to the Closing; and (b) directed to the research, development, manufacture (including synthesis, formulation, storage, breeding, finishing or packaging), use, offer for sale, sale, import, or commercialization of any Program Therapy or used in or related to any clinical trials, regulatory compliance, or any filings, clearances, or approvals, in all cases that are for or related to the Program or the Program Therapy.

“Program Patents” shall mean:

(a)
the patents and patent applications listed on Schedule I;

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(b)
any and all divisionals, continuations and continuations-in-part of the patents and patent applications referenced in the preceding subsection (a);
(c)
the foreign patent applications associated with the patent applications referenced in the preceding subsections (a) and (b);
(d)
the patents issued or issuing from the patent applications referenced in the preceding subsections (a) through (c);
(e)
reissues, reexaminations, restorations (including supplemental protection certificates) and extensions of any patent or patent application referenced in the preceding subsections (a) through (d); and
(f)
any other patents or patent applications which: (i) are owned or Controlled by Seller immediately prior to the Closing, and (ii) claim, cover, or are directed to the research, development, manufacture (including synthesis, formulation, storage, breeding, finishing or packaging), use, offer for sale, sale, import, or commercialization of any Program Therapy.

“Program Technology” shall mean the Program IP, Program Know-How and Program Patents.

“Purchased Assets” shall have the meaning given to such term in Section 2.1.

“Purchase Price” shall have the meaning given to such term in Section 2.5.

“Purchaser” shall have the meaning given to such term in the preamble of this Agreement.

“Purchaser Indemnified Party” means Purchaser and its Affiliates and their respective Representatives.

“Regulatory Authority” shall mean any regulatory agency, ministry, department or other governmental body having authority in any country or region to control the development, manufacture, marketing, and sale of any pharmaceutical, therapeutic, biologic or medical device product, including the FDA.

“Representatives” means, with respect to any Party to this Agreement, such Party’s directors, officers, members, managers, Affiliates, attorneys, accountants, employees, consultants, representatives and other agents.

“Restricted Period” shall have the meaning given to such term in Section 6.7(b).

“Retained Liabilities” shall have the meaning given to such term in Section 2.4.

“Seller” shall mean Metacrine, Inc., together with is predecessors, successors and assigns.

“Seller-Owned Patents” shall mean Program Patents owned solely by the Seller or Seller’s joint ownership interest in Program Patents owned jointly by the Seller and any other Person(s).

“Taxes” means: (i) any and all taxes, fees, levies, duties, tariffs, imposts and other charges of any kind, imposed by any taxing authority, including taxes or other charges on, measured by, or with respect to income, franchise, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value-added or gains taxes; (ii) any Liability for the payment of any amounts of the type described in (i) as a result of being a member of an affiliated, combined, consolidated or unitary group for any taxable period; (iii) any Liability for the payment of amounts of the type described in (i) or (ii) as a result of being a transferee of, or a successor in interest to, any Person or as a result of an express or implied obligation to indemnify any Person; and (iv) any and all interest, penalties, additions to tax and additional amounts imposed in connection with or with respect to any amounts described in (i), (ii) or (iii).

“Tax Returns” means returns, declarations, reports, notices, forms, claims for refund, information returns or other documents (including any related or supporting schedules, statements or information and Treasury Form TD F 90-22.1 and FinCEN Form 114) filed or required to be filed with any Governmental Authority, or maintained by any Person, or required to be maintained by any Person, in connection with the

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determination, assessment or collection of any Tax of any party or the administration of any Laws, regulations or administrative requirements relating to any Tax.

“Third Party Claim” shall have the meaning given to such term in Section 7.4(a).

“Transaction Documents” means, collectively, this Agreement, the Assignment and Assumption Agreement and the Patent Assignment.

“Transferred Agreements” shall have the meaning given to such term in Section 2.1(b).

1.2
Interpretation. Unless the context otherwise requires, the terms defined in Section 1.1 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms defined herein. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”
Article II

PURCHASE & SALE OF PURCHASED ASSETS
2.1
Purchased Assets. Subject to the terms and conditions of this Agreement, at the Closing, Seller shall sell, convey, transfer, assign and deliver to Purchaser, and Purchaser shall purchase and acquire from Seller, free and clear of all Encumbrances other than the Assumed Liabilities, all of Seller’s right, title and interest in and to all of the following (collectively, the “Purchased Assets”):
(a)
All Program Technology and all rights to sue for or assert Proceedings or claims against and remedies against past, present or future infringements of any or all of the Program Technology and rights of priority and protection of interests therein and to retain any and all amounts therefrom;
(b)
All Contracts that are set forth on Schedule II (the “Transferred Agreements”);
(c)
Seller’s interest in and to any Program Therapy tablets, API, material, starting materials, intermediates and reference standards for any Program Therapy stock on hand as set forth on Schedule III (the “Inventory”); and
(d)
All of Seller’s data (including (x) Trial Master File data and (y) research and development server data), records, files, manuals and other documentation that embody the Program Technology or the Transferred Agreements, including: (i) studies, reports, publications, correspondence and other similar documents and records, whether in electronic form or otherwise; (ii) all regulatory submissions and any amendments thereto prepared in connection with any Program Therapy and all related materials and documentation including regulatory correspondence, tracking files, meeting minutes and strategy materials; (iii) all files, documents, correspondence, and records of attorneys or consultants of Seller relating to the prosecution of Program Patents, but excluding Seller’s data, records, files, manuals or other documentations related to non-Program Therapies; provided that any such data, records, files, manuals or other documentation that is in hardcopy shall be delivered to the address provided by Purchaser, at Seller’s expense, promptly following the Closing hereof (and in any case, on or prior to the Delivery Date (defined below)); and (iv) the Inventory; provided that (A) the Inventory shall be delivered to the address provided by Purchaser, and (B) the compounds set forth on Schedule III shall be delivered in a freezer (which such freezer shall be a Purchased Asset) to the address provided by Purchaser, in each case at Seller’s expense promptly following the Closing hereof (and in any case, within thirty (30) calendar days) (the date of such delivery the “Delivery Date”);

in each case, excluding the Excluded Assets. The delivery of all Purchased Assets in a physical form shall be made at such place as designated by Purchaser.

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2.2
Excluded Assets. Notwithstanding anything to the contrary contained in Section 2.1 or elsewhere in this Agreement, the following (collectively, the “Excluded Assets”) shall not be part of the sale and purchase contemplated hereunder, are excluded from the Purchased Assets, and shall remain the property of Seller after the Closing:
(a)
All assets not specifically listed in Section 2.1;
(b)
All minute books and corporate seals, tax returns and similar records of Seller;
(c)
All cash, cash equivalents on hand or in bank accounts and short term investments;
(d)
Any prepayment, refund, claim, offset or other right of Seller with respect to any Tax arising or resulting from or in connection with the ownership of the Purchased Assets or operation of the Program attributable to any Tax period ending on or prior to the Closing Date, or, in the case of any Tax period which includes but does not end on the Closing Date, the portion of such period up to and including the Closing Date except to the extent the prepayment was made under a Transferred Agreement;
(e)
The claims, remedies, rights, consideration (including contractual rights) or any other right related to any of the foregoing of Seller pursuant to this Agreement;
(f)
All claims and counterclaims relating to Excluded Assets and all claims arising under Transferred Agreements with respect to any period prior to Closing; and
(g)
All rights under insurance policies, including, without limitation, all claims, refunds and credits due or to become due under such policies.
2.3
Assumed Liabilities. Upon and subject to the terms, conditions, representations and warranties of Seller contained herein, and subject to Section 2.4, Purchaser hereby assumes and agrees to pay, perform, and discharge when due the following: (a) any Liabilities of Seller under the Transferred Agreements, but only to the extent such Liabilities (i) arise after the Closing Date, (ii) do not arise from or relate to any breach by the Seller of any provision of any of such Transferred Agreements, (iii) do not arise from or relate to any event, circumstance or condition occurring or existing on or prior to the Closing Date that, with notice or lapse of time, would constitute or result in a breach of any of such Transferred Agreements, and (iv) are ascertainable (in nature and amount) solely by reference to the express terms of such Transferred Agreements; and (b) all Liabilities of Seller relating to the prosecution, ownership, operation, maintenance, sale, lease or use of Purchased Assets by Purchaser, but only to the extent that they arise after the Closing (collectively, the “Assumed Liabilities”).
2.4
Retained Liabilities. Except for the Assumed Liabilities, Purchaser shall not assume, and shall have no Liability or responsibility for, any Liabilities of Seller of any kind, character or description, whether accrued, absolute, contingent or otherwise, it being understood that Purchaser is expressly disclaiming any express or implied assumption of any Liabilities other than the Assumed Liabilities (collectively, the “Retained Liabilities”), which such Retained Liabilities shall be retained by and be the responsibility of Seller and its applicable Affiliates.
2.5
Purchase Price; Payment of Purchase Price.
(a)
The aggregate consideration (the “Purchase Price”) for the Purchased Assets shall consist of the assumption of the Assumed Liabilities and US$4,000,000 to be paid as follows:
(i)
$2,000,000 paid at Closing; and
(ii)
$2,000,000 paid within five (5) business days of the Delivery Date.

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(b)
Purchaser and Seller shall execute and deliver an Assignment and Assumption Agreement, a form of which is attached hereto as Exhibit A (the “Assignment and Assumption Agreement”), evidencing the assignment by Seller of the Purchased Assets and the assumption by Purchaser of the Assumed Liabilities.
(c)
Purchaser and Seller shall execute and deliver a Patent Assignment, a form of which is attached hereto as Exhibit B (the “Patent Assignment”), evidencing the assignment by Seller of the issued patents and patent applications included in the Purchased Assets.
2.6
Closing. The consummation of the purchase and sale of the Purchased Assets and the assumption of the Assumed Liabilities in accordance with this Agreement (the “Closing”) shall take place at the offices of Purchaser at 11555 Sorrento Valley Road, Suite 100, San Diego, CA 92121, Attention: General Counsel, concurrently with the execution and delivery of this Agreement by all of the Parties hereto, or at such other time and place as may be mutually agreed by the parties. The date of the Closing shall be referred to as the “Closing Date.” The Parties hereby agree to deliver at the Closing such documents, certificates of officers and other instruments as are set forth in ARTICLE V hereof and as may reasonably be required to effect the transfer by Seller of the Purchased Assets pursuant to and as contemplated by this Agreement and to consummate the Acquisition. All events which shall occur at the Closing shall be deemed to occur simultaneously.
2.7
Transfer Taxes. Seller shall be responsible for the payment of all sales taxes, transfer taxes, filing fees and similar taxes, fees and charges arising out of or in connection with the Acquisition and shall, at its own expense, timely file all Tax Returns and other documentation required to be filed in connection with the payment of such transfer taxes (and Seller shall be responsible for all penalties, interest or additions related to a late filing or error in filing related to such Tax Returns).
Article III

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Purchaser that the statements contained in this ARTICLE III are true and correct as of the Closing Date.

3.1
Organization and Qualification. Seller is a corporation duly qualified or licensed to do business and is in good standing in every jurisdiction in which the conduct of its business, or the ownership or lease of its properties, require it to be so qualified or licensed, except where the failure to be so qualified or licensed would not have a Material Adverse Effect, and has all requisite power and authority to own, operate or lease all of the assets purported to be owned by it, including the Purchased Assets and all rights of the Seller under Transferred Agreements, and to carry on the Program in all material respects as currently conducted.
3.2
Authority Relative to this Agreement. Seller has all requisite corporate power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party, to perform its obligations hereunder and to consummate the Acquisition. The execution, delivery and performance of this Agreement and the other Transaction Documents by Seller and the consummation by Seller of the Acquisition have been duly and validly authorized by all necessary corporate action of the Seller, and no other corporate action on the part of the Seller is necessary to authorize this Agreement and the other Transaction Documents or to consummate the Acquisition. This Agreement and the other Transaction Documents have been duly executed and delivered by Seller and, assuming the due authorization, execution and delivery by the other Parties hereto, each such agreement constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.
3.3
No Conflict. The execution and delivery of this Agreement and the other Transaction Documents by Seller do not, and the performance by Seller of its obligations hereunder and the consummation of the Acquisition and the transactions contemplated by the other Transaction Documents will not: (a) conflict with or violate any provision of the certificate of incorporation, bylaws, or similar

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constitutive documents of Seller; (b) assuming that all filings and notifications described in Section 3.4 have been made, conflict with or violate any Law or Order applicable to Seller or by which any of the Purchased Assets or Seller is bound or affected; (c) contravene, conflict with or result in any breach of or result in a default (or an event which with the giving of notice or lapse of time or both would become or reasonably be expected to become a default) under, or give to others any right of termination, amendment, acceleration or cancellation or modification of, allow for the imposition of any fees or penalties, or result in the creation of an Encumbrance on any of the Purchased Assets or Transferred Agreements; or (d) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Authority or Regulatory Authority the right to revoke, withdraw, suspend, cancel, terminate or modify, any filing, permit, authorization, consent, approval, right or Order that is to be included in the Purchased Assets or is held by the Seller or any employee of the Seller or relates to the Purchased Assets.
3.4
Required Filings and Consents. The execution and delivery of this Agreement and the other Transaction Documents by Seller do not, and the performance by Seller of its obligations hereunder and thereunder and the consummation of the Acquisition will not, require any consent, approval, authorization or permit of, or filing by Seller with or notification by Seller to, any Governmental Authority or Regulatory Authority.
3.5
Intellectual Property.
(a)
Disclosure and Ownership of Program Patents. Schedule I, part A lists all of the Seller-Owned Patents, setting forth in each case the jurisdictions in which the Seller-Owned Patents have been filed. Except as set forth on Schedule I, Seller has a valid, legally enforceable, and exclusive right to use and license all Seller-Owned Patents.
(b)
Ownership of and Right to Use Program Know‑How and Program IP; No Encumbrances. Seller has good and valid title to, and is the exclusive owner of, free and clear of all Encumbrances (other than the Assumed Liabilities and those arising under the Transferred Agreements), all Program Technology owned or purported to be owned by Seller, and following consummation of this Agreement and the transactions contemplated hereby, Purchaser will exclusively own all such Program Technology. Seller has a valid, legally enforceable right to use and license all Program Technology not owned by Seller, and following consummation of this Agreement and the transactions contemplated hereby, Purchaser will have a valid and legally enforceable right to use and license such Program Technology under identical terms.
(c)
Agreements Related to Program Technology. The Transferred Agreements constitute all existing Contracts related to the Program Technology and/or any Program Therapy other than (1) non‑disclosure agreements and (2) invention assignment agreements with employees, consultants and contractors that assign or grant to the Seller ownership of inventions and intellectual property developed in the course of providing services to the Seller by such employees, consultants and contractors.
(d)
No Third Party Rights in Program Technology.
(i)
No Employee Ownership. No current or former officer, director, employee, consultant or independent contractor of the Seller has any right, title or interest in, to or under any Information, Intellectual Property Rights, or Intellectual Property used, held for use, or related to the Program or the Program Therapy that has not been either (A) irrevocably assigned or transferred to Seller or (B) licensed (with the right to grant sublicenses) to Seller under an exclusive, irrevocable, worldwide, royalty-free, fully-paid and assignable license.
(ii)
No Challenges. The Seller has not received any written communication from any Person challenging or threatening to challenge, nor is the Seller a party to any pending and served proceeding or, to Seller’s Knowledge, pending but not served proceeding or threatened proceeding in which any Person is challenging, (A) the Seller’s ownership of, and right to use and license, any Program

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Technology owned by the Seller, or (B) the Seller’s right to use and license any Program Technology that is not owned by the Seller, nor is Seller aware of any basis for any such communication or challenge.
(iii)
No Restrictions. Neither the Seller nor any Program Technology is subject to any outstanding Order or stipulation restricting in any manner the use, transfer or licensing of the Program Technology by the Seller, the Purchaser, or any other person.
(e)
Patents.
(i)
Proper Filing. Except as set forth in Schedule I, all Seller-Owned Patents have been duly filed and maintained, including the timely submission of all necessary filings and fees in accordance with the legal and administrative requirements of the appropriate Governmental Authority, and have not lapsed (other than lapsed provisional applications that have been converted to non‑provisional applications), expired or been abandoned. Except as is apparent from the information set forth in Schedule I, no loss or expiration of any of Program Patents is pending, reasonably foreseeable or, to Seller’s Knowledge, threatened, except for patents expiring at the end of their statutory term.
(ii)
No Challenges. Except as is apparent from the information set forth in Schedule I, none of the Program Patents are subject to any pending cancellation, opposition, interference, reissue, or reexamination proceeding, and Seller has not received any written notice of and has no Knowledge of any basis for any inventorship challenge, interference, invalidity or unenforceability with respect to Program Patents.
(iii)
Validity and Record Ownership. All Program Patents are subsisting and enforceable and, to the Seller’s Knowledge, valid. All Seller-Owned Patents are recorded in the name of Seller.
(f)
No Infringement of Third Party IP Rights. To the Seller’s knowledge, Seller has never infringed (directly, contributorily, by inducement, or otherwise), misappropriated, or otherwise violated or made unlawful use of any Intellectual Property Right of any other Person or engaged in unfair competition. To the Seller’s knowledge, no Program Technology and no method or process used in the development, current or past manufacturing or use of any Program Therapy, nor the conduct of the Program, infringes, violates, or makes unlawful use of any Intellectual Property Right of, or contains any Intellectual Property misappropriated from, any other Person. There is no legitimate basis for a claim that the Seller or any Program Therapy has intentionally infringed or misappropriated any Intellectual Property Right of another Person or engaged in unfair competition or that any Program Therapy and any method or process used in the current or past development, manufacturing or use of any Program Therapy infringes, violates, or makes unlawful use of any Intellectual Property Right of, or contains any Intellectual Property misappropriated from, any other Person. Without limiting the generality of the foregoing:
(i)
Infringement Claims. No infringement, misappropriation, or similar claim or Proceeding is, to the Seller’s Knowledge, pending or threatened against the Seller or against any other Person who is or may be entitled to be indemnified, defended, held harmless, or reimbursed by the Seller with respect to such claim or Proceeding. Seller has never received any written notice or, other communication (in writing or otherwise) relating to any actual, alleged, or suspected infringement, misappropriation, or violation by the Seller, any of their employees or agents, or any Program Therapy of any Intellectual Property Rights of another Person, including any letter or other communication suggesting or offering that the Seller obtain a license to any Intellectual Property Right of another Person.
(ii)
Infringement Claims Affecting In-Licensed IP. No claim or Proceeding involving any Intellectual Property or Intellectual Property Right licensed to the Seller is pending or has been threatened, except for any such claim or Proceeding that, if adversely determined, would not adversely affect (a) the use or exploitation of such Intellectual Property or Intellectual Property Right by the Seller, or (b) the design, development, manufacturing, marketing, distribution, provision, licensing or sale of any Program Therapy.

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(iii)
Third Party Infringement. To Seller’s Knowledge, no third party has in the past or is currently infringing, misappropriating, or otherwise violating any of the Program Technology. Seller has not brought or threatened any claim or Proceeding involving any Program Technology against any third party, nor is Seller aware of the basis for any such claim or Proceeding.
(g)
Employee, Consultant and Contractor Agreements. Without limiting the foregoing, to the Seller’s Knowledge, all current and former employees, consultants and contractors of the Seller who are or were involved in, or who have contributed to, the creation or development of any Program Technology have executed and delivered to the Seller a written agreement regarding the protection of proprietary information and the irrevocable assignment to the Seller of any intellectual property rights in Program Technology arising from services performed by such Persons. To the Seller’s Knowledge, no current or former employee, consultant or contractor is in violation of any term of any such agreement.
(h)
Trade Secrets. Seller has taken commercially reasonable measures to maintain, preserve, and protect all Program Technology and the confidentiality of all trade secrets and confidential information in the possession of Seller related to the Program. To Seller’s Knowledge, none of the trade secrets or confidential information in the possession of Seller related to the Program have been stolen, disclosed, destroyed, improperly accessed or otherwise compromised.
(i)
Government Funding. Except as set forth on Schedule 3.5(i), no funding, facilities or personnel of any Governmental Authority or any university, college, research institute or other educational institution has been used in any material respect to create, in whole or in part, any Program Technology in any manner that gives any such person or entity any ownership of, licenses to, or other rights in such Program Technology.
3.6
Compliance with Laws. Seller is not, and since January 1, 2020 has not been, in conflict in any respect with or in default or violation of any order, judgment, preliminary or permanent injunction, temporary restraining order, award, citation, decree, consent decree or writ (collectively, “Orders”) of any Governmental Authority or Regulatory Authority, affecting or relating to the Purchased Assets or the Program, or the Laws of any Governmental Authority, affecting or relating to the Purchased Assets or the Program. Seller has not received from any Governmental Authority any notification in writing with respect to possible conflicts, defaults or violations of Laws materially affecting or relating to the Purchased Assets or the Program.
3.7
Claims and Proceedings. There is no outstanding Order of any Governmental Authority or Regulatory Authority against or involving the Purchased Assets, the Assumed Liabilities or any Program Therapy. There is no Proceeding, claim or counterclaim or legal, administrative or arbitral proceeding or investigation (collectively, “Claim”) (whether or not the defense thereof or Liabilities in respect thereof are covered by insurance), pending or, to the Knowledge of Seller, threatened, against or involving the Purchased Assets, the Assumed Liabilities or any Program Therapy or that otherwise relates to or might affect the business of the Seller or any of the Purchased Assets (whether or not the Seller is named as a party thereto), including in respect of the Acquisition. There is no Proceeding by Seller pending, or which Seller has commenced preparations to initiate, against any other Person in connection with the Purchased Assets, the Assumed Liabilities or the Program.
3.8
Regulatory Compliance.
(a)
With respect to the Program Therapy, (A) the Seller has obtained all necessary and applicable approvals, clearances, authorizations, licenses and registrations required by the United States or foreign governments or government agencies for the conduct of its development and commercialization activities conducted to date (the “Activities to Date”) with respect to each product or service (collectively, the “Product Licenses”), except where the failure to hold such Product Licenses has not had a Material Adverse Effect and would not reasonably be expected to have a Material Adverse Effect; (B) the Seller is in material compliance with all terms and conditions of each Product License and with all applicable legal requirements pertaining to the Activities to Date with respect to each product or service which is not required

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to be the subject of a Product License; and (C) to the Seller’s Knowledge, the Seller is in compliance in all material respects with all legal requirements regarding registration, license or certification for each site at which a product candidate is manufactured. The Seller is in compliance in all material respects with all applicable reporting requirements for all Product Licenses or plant registrations described in the immediately preceding sentence.
(b)
None of the Seller nor its directors, officers, employees, agents, representatives or consultants are under investigation by the FDA or other regulatory authorities for debarment action or presently debarred pursuant to the Generic Drug Enforcement Act of 1992, as amended, or any analogous laws.
3.9
No Finder. Neither Seller nor any Person acting on behalf of Seller has agreed to pay to any broker, finder, investment banker or any other Person, a brokerage, finder’s or other brokerage fee or commission in connection with this Agreement or any matter related hereto, nor has any broker, finder, investment banker or any other Person taken any action on which a Proceeding for any such payment would be based.
3.10
Transferred Agreements. True, complete and accurate copies of the Transferred Agreements, including all modifications, amendments, and supplements thereto and waivers thereof, have previously been delivered or made available to Purchaser. Each of the Transferred Agreements is in full force and effect, and is valid, binding and enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting the rights of creditors generally and the availability of equitable remedies. Seller is not in breach or default, nor has any event occurred which with the giving of notice or the passage of time or both would constitute a breach or default by Seller of, or which would give rise to any right of notice, modification, acceleration, payment, cancellation or termination of or by another party under, or in any manner release any party thereto from any obligation under, any Transferred Agreement and, to the Knowledge of Seller, no other party is in breach or default, and no event has occurred which with the giving of notice or the passage of time or both would constitute a breach or default by any other party, or which would give rise to any right of notice, modification, acceleration, payment, cancellation or termination of or by Seller under, or in any manner release any party thereto from any obligation under, any Transferred Agreement. Seller has not received any notice or communication regarding any violation or breach of, or default under any Transferred Agreement. Seller has not been notified in writing by any counterparty to any Transferred Agreement that such counterparty is terminating, modifying, repudiating or rescinding, or intends to terminate, modify, repudiate or rescind such Transferred Agreement.
3.11
Taxes. (a) (i) Seller has timely and properly filed all Tax Returns required to be filed by it with respect to the Purchased Assets, taking into account any extension of time to file granted or obtained on behalf of Seller, (ii) all such Tax Returns are accurate and complete and (iii) Seller has timely and properly paid all Taxes required to be paid by Seller or with respect to the Purchased Assets, whether or not shown on such Tax Returns; (b) there are no liens for Taxes upon any of the Purchased Assets; and (c) none of the Assumed Liabilities are any amounts deferred by Seller pursuant to Internal Revenue Service Revenue Procedure 2004-34, Treasury Regulations Section 1.451-5, Sections 451(c), 455, 456 or 460 of the Code, as a deposit or pre-paid amount, or any corresponding or similar provision of state or local Law (irrespective of whether or not such deferral is elective).
3.12
Fair Consideration; Solvency; No Fraudulent Conveyance. The transfer of the Purchased Assets to Purchaser as contemplated by this Agreement and the Transaction Documents is made in exchange for fair and equivalent consideration. Seller is not now insolvent, and will not be rendered insolvent by the sale, transfer and assignment of the Purchased Assets pursuant to the terms of this Agreement or the transactions contemplated hereby. Seller has no intention to file for bankruptcy, and, to the Knowledge of Seller, no insolvency Proceedings of any character including bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, affecting Seller or any of the Purchased Assets or Assumed Liabilities are pending or threatened. Seller is not entering into this Agreement and the transactions contemplated hereby with the intent to defraud, delay or hinder Seller’s

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creditors and the consummation of the transactions contemplated by this Agreement and the transactions contemplated hereby will not have any such effect. The transactions contemplated hereby do not constitute a fraudulent conveyance, or otherwise give rise to any right of any creditor of Seller whatsoever to any of the Purchased Assets after the Closing.
3.13
Title; Sufficiency of Assets. Seller has, and immediately following the Closing, Purchaser will continue to have (on the same terms and conditions as Seller held such Purchased Assets as of immediately prior to the Closing), good and marketable title to, or a valid right to use, all of the tangible and intangible Purchased Assets, free and clear of any and all Encumbrances. No Affiliate of Seller has any right, title or interest in any of the Purchased Assets or Assumed Liabilities or assets or Liabilities that would be Purchased Assets or Assumed Liabilities if owned by Seller immediately prior to the Closing.
3.14
No Undisclosed Liabilities; Absence of Changes. Seller does not have any Liabilities, except (a) as and to the extent specifically accrued for or reserved against in the balance sheet of Seller as at September 30, 2022 (the “Balance Sheet”), (b) Liabilities which have arisen after the date of the Balance Sheet in the ordinary course of business consistent with past practice (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement or violation of Law) which are not, or could not reasonably be expected to be, individually or in the aggregate, material to Seller, or (c) executory obligations under contracts (other than Liabilities relating to any breach, or any fact or circumstance that, with notice, lapse of time or both, would result in a breach thereof by Seller).
Article IV

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to Seller that each of the following representations and warranties is true and correct as of the Closing Date:

4.1
Organization and Qualification. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate or other power and authority to carry on its business as now being conducted.
4.2
Authority Relative to this Agreement. Purchaser has all necessary corporate power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party, to perform its obligations hereunder and to consummate the Acquisition. The execution and delivery of this Agreement and the other Transaction Documents by Purchaser and the consummation by Purchaser of the Acquisition have been duly and validly authorized by all necessary corporate action of the Purchaser. This Agreement and the other Transaction Documents have been or when executed and delivered will be duly executed and delivered by Purchaser and, assuming the due authorization, execution and delivery by the other Parties hereto, each such agreement constitutes a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms.
4.3
Required Filings and Consents. The execution and delivery of this Agreement and the Transaction Documents by Purchaser do not, and the performance by Purchaser of its obligations hereunder and the consummation of the Acquisition will not, require any consent, approval, authorization or permit of, or filing by Purchaser with or notification by Purchaser to, any Governmental Authority.
4.4
No Finder. Neither Purchaser nor any Person acting on behalf of Purchaser has agreed to pay to any broker, finder, investment banker or any other Person, a brokerage, finder’s or other fee or commission in connection with this Agreement or any matter related hereto, nor has any broker, finder, investment banker or any other Person taken any action on which a Proceeding for any such payment could be based.

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Article V

CLOSING DELIVERABLES
5.1
Closing Deliverables of Purchaser. At the Closing, Purchaser shall deliver to Seller the following:
(a)
the Purchase Price set forth in Section 2.5(a)(i), paid by wire transfer pursuant to the wire instructions provided by Seller;
(b)
duly executed copies of each Transaction Document to be executed and delivered by the Purchaser; and

(c) such other documents as are required to be delivered by Purchaser to Seller pursuant to this Agreement.

5.2
Closing Deliverables of Seller. At the Closing, Seller shall deliver to Purchaser the following:
(a)
Evidences of transfer or assignment of all of the Purchased Assets from Seller to Purchaser free and clear of all Encumbrances (except Assumed Liabilities) reasonably satisfactory to Purchaser and its counsel;
(b)
Copies of all Transferred Agreements set forth on Schedule II;
(c)
Duly executed copies of each Transaction Document to be executed and delivered by the Seller;
(d)
An Internal Revenue Service Form W-9 duly executed by Seller; and
(e)
Such other documents as are required to be delivered by Seller to Purchaser pursuant to this Agreement.
(f)
Delivery Date Deliverables. Promptly following the Closing Date, Seller shall deliver the Inventory set forth on Schedule III, as set forth in Section 2.1 above. As set forth in Section 2.5(a)(ii), Purchaser shall deliver the remaining Purchase Price upon delivery of the Inventory set forth on Schedule III, paid by wire transfer pursuant to the wire instructions provided by Seller.
Article VI

ADDITIONAL COVENANTS
6.1
Further Assurances. Seller hereby agrees, without further consideration, to execute and deliver following the Closing such other instruments of transfer and take such other action as Purchaser or its counsel may reasonably request in order to put Purchaser in possession of, and to vest in Purchaser, good, valid and unencumbered title to the Purchased Assets in accordance with this Agreement. Seller will cooperate with Purchaser and its counsel in the contest or defense of, and make available its personnel and provide any testimony and access to its books and records in connection with, any proceeding involving or relating to (a) any Program Therapy or (b) any action, activity, circumstance, condition, conduct, event, fact, failure to act, incident, occurrence, plan, practice, situation, status or transaction on or before the Closing Date involving Seller or its business.
6.2
Expenses. Each of the Parties shall bear its own expenses incurred in connection with the preparation, execution and performance of this Agreement and the Acquisition, including all fees and expenses of its Representatives.

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6.3
Confidentiality. Except as otherwise provided herein or in the other Transaction Documents, Seller shall, and shall cause its Affiliates and Representatives to treat on and after the date hereof as strictly confidential all information concerning or relating to the Program, the Purchased Assets, and the Assumed Liabilities, and Seller shall not, and shall cause its Affiliates and Representatives not to, after the date hereof, use in any way, or divulge or convey to any third party, such information; provided, however, that Seller or its Affiliates may furnish such portion (and only such portion) of such information as Seller or such Affiliate reasonably determines it is legally obligated to disclose if: (i) it receives a request to disclose all or any part of such information under the terms of a subpoena, civil investigative demand or order issued by a Governmental Authority; (ii) to the extent not inconsistent with such request, it notifies Purchaser of the existence, terms and circumstances surrounding such request and consults with Purchaser on the advisability of taking steps available under applicable Law to resist or narrow such request; (iii) it exercises its commercially reasonable efforts to obtain an order or other reliable assurance that confidential treatment will be accorded to the disclosed information; and (iv) disclosure of such information is required to prevent Seller or such Affiliate from being held in contempt or becoming subject to any other penalty under applicable Law.
6.4
Transfer of Files. With respect to data, records, files, manuals and other documentation that embody the Program Technology or the Transferred Agreements, including: (i) studies, reports, correspondence and other similar documents and records, whether in electronic form or otherwise; and (ii) all files, documents, correspondence, and records of attorneys or consultants of Seller relating to the prosecution of Program Patents, constituting Purchased Assets, Seller shall transfer and deliver all of the aforementioned items, in accordance with the instructions, specified by Purchaser. In the event that any of the abovementioned items reside in digital or electronic format on any equipment that is not included in the Purchased Assets, then the hard drive or other medium shall be imaged and provided to Purchaser in a reasonably accessible format.
6.5
Wrong Pocket Provisions.
(a)
If, at any time following the Closing, Seller becomes aware that any Purchased Asset which should have been transferred to Purchaser pursuant to the terms of this Agreement and the Transaction Documents was not transferred to Purchaser as contemplated by this Agreement or the Transaction Documents, then Seller shall promptly transfer or cause its Affiliates to transfer such Purchased Asset to Purchaser for no additional consideration.
(b)
If, at any time following the Closing, Seller becomes aware that any Assumed Liability (whether arising prior to, at or following the Closing) was not assumed by Purchaser as contemplated by this Agreement or the Purchased Asset, then Seller shall promptly notify Purchaser and Purchaser and Seller shall each use reasonable efforts to resolve the ownership of such Assumed Liability by written agreement.
(c)
If, at any time following the Closing, Purchaser becomes aware that any Excluded Asset which should have been retained by Seller pursuant to the terms of this Agreement or the Transaction Documents was transferred to Purchaser, then Purchaser shall promptly transfer or cause its Affiliates to transfer such Excluded Asset to Seller for no additional consideration.
(d)
If, at any time following the Closing, Purchaser becomes aware that any Retained Liability (whether arising prior to, at or following the Closing) was assumed by Purchaser, then Purchaser shall promptly notify Seller and Purchaser and Seller shall each use reasonable efforts to resolve the ownership of such Retained Liability by written agreement.
6.6
Tax Matters.
(a)
From and after the Closing, Seller, on the one hand, and Purchaser, on the other hand, (i) will promptly inform the other Party in writing of any written notice that it receives of any audit, investigation, request for documents or information related to Taxes that could affect the Tax liability of the

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other Party, (ii) will each provide the other Party, at the other Party’s expense, with such assistance as may reasonably be requested in connection with the preparation of any Tax Return, audit or other examination by any taxing authority or judicial or administrative Proceeding relating to liability for Taxes, will each retain and, at the other Party’s expense, provide to the other Party all records and other information that may be relevant to any such Tax Return, audit or examination, Proceeding or determination and (iii) will each provide the other Party with any final determination of any such audit or examination, Proceeding or determination that affects any amount required to be shown on any Tax Return of the other Party for any period. Without limiting the generality of the foregoing, Seller and Purchaser will retain, until the expiration of the applicable statutes of limitation (including any extensions thereof), copies of all Tax Returns, supporting work schedules and other records relating to tax periods or portions thereof of Seller ending on or prior to the Closing Date.
(b)
Purchaser and Seller agree to allocate the Purchase Price (along with all other items of consideration for income Tax purposes) and any adjustment thereto among the Purchased Assets in accordance with Section 1060 of the Code and the principles set forth on Exhibit C for all U.S. federal, state and local income Tax purposes (as finally determined pursuant to this Section 6.5(b), the “Allocation”). No later than 90 days following the Closing, Purchaser shall prepare the Allocation, which shall be binding upon the Parties for all U.S. federal, state and local income Tax purposes. The Parties shall each timely and properly report the sale of the Purchased Assets in a manner consistent with the Allocation, act and file in all respects and for all purposes consistent with such Allocation, including filing all federal, state, local and tax returns, and shall not take, or permit others to take on its behalf, any position in connection with any income Tax audit or contest that is inconsistent with the Allocation, except as otherwise required by a “determination” as set forth in Section 1313 of the Code. In the case of any subsequent adjustment to the Purchase Price or any other relevant item of consideration requiring an amendment to the Allocation, Purchaser shall prepare an amended Allocation in accordance with the principles set forth in this Section 6.6(b) and provide such amended allocation to Seller (which shall become the Allocation). Seller shall timely deliver all such documents and other information as Purchaser may reasonably request in order to prepare the Allocation.
6.7
Restrictive Covenants.
(a)
[Reserved].
(b)
Employee Non-Solicitation; No Hire. Seller agrees that, during the period beginning on the Closing Date and ending on the second anniversary of the Closing Date (the “Restricted Period”), without the prior written consent of Purchaser, Seller and its Affiliates shall not, directly or indirectly in any way, (i) solicit or attempt to solicit, aid, induce or attempt to induce any Persons that (A) are or were employees or service providers of Purchaser or its Affiliates at any time during the Restricted Period or (B) are or were officers, directors, employees or service providers of Seller or its Affiliates who work or are or were engaged in connection with the Program or the Purchased Assets, and Persons acting under any management, service, consulting, distribution, dealer or similar contract in connection with the Program or the Purchased Assets (collectively, “Covered Employees XE “Covered Employees” \t “Section 5.8(a)””) to leave the employ of Purchaser or its Affiliates, or violate the terms of their contracts, or any employment or contracting or consulting arrangements, with Purchaser or its Affiliates, as applicable, or (ii) solicit any customer, prospective customer with whom Seller has had contact prior to the Closing, supplier, licensee, licensor, creditor or other business relation of Seller with respect to the Program or the Purchased Assets to divert their business or services from Purchaser or its Affiliates, or in any way interfere with the relationship between any such customer, prospective customer with whom Seller has had contact prior to the Closing, supplier, licensee, licensor, creditor, other business relation or any Person and Purchaser or its Affiliates. Notwithstanding the foregoing, Seller shall not be prohibited from placing public advertisements or conducting any other form of general solicitation that is not specifically targeted towards any Covered Employee.
(c)
Non-Disparagement. Seller will not, and will cause its Affiliates not to, directly or indirectly, make or cause to be made or condone the making of any statement, comment or other

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communication, written or otherwise, that could constitute disparagement or criticism of, or that could otherwise be considered to be derogatory or detrimental to, or otherwise reflect adversely on, harm the reputation of, or encourage any adverse action against, Purchaser or any of its Representatives or Affiliates, or the Program.
(d)
Remedies. The Parties expressly acknowledge that they do not intend the consideration set forth in this Agreement to act as a measure of, or a limitation on, the damages or other remedies that may otherwise be available to Purchaser in the event of a breach of this Agreement by Seller. Seller agrees that irreparable damage would occur and Purchaser would not have an adequate remedy at Law if any provision of this Section 6.7 is not performed in accordance with its specific terms or is otherwise breached. Accordingly, Seller agrees that Purchaser will be entitled to (a) injunctive relief from time to time to prevent breaches of the provisions of Section 6.7 and to enforce specifically Section 6.7 and the terms and provisions hereof without the requirement of posting any bond or other indemnity, in addition to any other remedy to which Purchaser may be entitled, at Law or in equity, including any and all monetary damages which Purchaser may incur as a result of such breach or threatened breach and (b) recovery of all attorney’s fees and costs incurred by Purchaser in obtaining such relief. Seller agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches of Section 6.7, and to specifically enforce the terms of Section 6.7 to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of Seller under Section 6.7. Purchaser may pursue any remedy available, including declaratory relief, concurrently or consecutively in any order, and the pursuit of one such remedy at any time will not be deemed an election of remedies or waiver of the right to pursue any other remedy.
(e)
Blue Pencil. The Parties agree that, if the final judgment of a court of competent jurisdiction or other Governmental Authority deems the term of any provision contained in this Section 6.7 too lengthy or the scope too broad, the Parties expressly intend and desire that the other provisions of this Section 6.7 shall nevertheless stand, and that, as applicable, the term be revised to be the longest period permissible by Law under the circumstances and/or the scope be revised to be as broad as permissible by Law under the circumstances, in each case, by the court or other Governmental Authority making such determination.
(f)
Tolling. In the event of the breach by Seller of this Section 6.7, the running of the period of restriction applicable thereto shall be automatically tolled and suspended for the amount of time that such breach continues, and shall automatically recommence when the breach is remedied so that Purchaser shall receive the full benefit of Seller’s compliance with this Section 6.7.
6.8
Public Announcements.
(a)
None of Seller, any of its Affiliates, or any of its or its Affiliates’ respective Representatives shall issue or cause the publication of any press release or other public announcement relating to this Agreement, any Transaction Document or the transactions contemplated hereby or thereby (whether before or after the Closing) or make publicly available this Agreement or any Transaction Document (whether before or after the Closing) without the prior written consent of Purchaser, except as such Person believes in good faith and based on reasonable advice of counsel is required by applicable Law or by applicable rules of any stock exchange or quotation system on which such Person or its Affiliates lists or trades securities (in which case the disclosing Person shall (i) advise Purchaser in writing before making such disclosure, (ii) allow Purchaser reasonable time to review and comment, and (iii) consider in good faith Purchaser’s comments).
(b)
Prior to the Closing, Purchaser shall allow Seller reasonable time to review and comment on (which comments shall be considered in good faith) any press release or other public announcement Purchaser makes prior to the Closing in respect of this Agreement, any Transaction Document or the transactions contemplated hereby or thereby.

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Article VII

SURVIVAL; INDEMNIFICATION
7.1
Survival of Representations and Warranties.
(a)
The representations, warranties, covenants and agreements contained herein or in any certificate delivered by or on behalf of any Party pursuant to this Agreement or any Transaction Document shall survive the Closing and the Delivery Date and continue in full force and effect until 11:59 p.m. Pacific on the date that is twelve (12) months after the Delivery Date, except that:
(i)
the representations and warranties set forth in Section 3.5 (Intellectual Property) shall survive until 11:59 p.m. Pacific on the second (2nd) anniversary of the Delivery Date; and
(ii)
the covenants and agreements that explicitly contemplate performance at or after the Closing shall survive the Closing until expired, terminated or fully performed, in accordance with their terms.
(b)
Notwithstanding anything to contrary in this Agreement, the indemnification obligations set forth in this Article VII (i) (A) related to any claim of an inaccuracy or breach any representations and warranties made by Seller contained in this Agreement or any Transaction Document or any schedule, certificate or other document delivered pursuant hereto or thereto or in connection with the transactions contemplated hereby or thereby or (B) any breach of or failure to perform any covenant or agreement by Seller contained in this Agreement or any Transaction Document or any schedule, certificate or other document delivered pursuant hereto or thereto or in connection with the transactions contemplated hereby or thereby (in each case which shall, for the avoidance of doubt, not require the filing of any Proceeding and instead shall only require a notice of claim from one Party to the other) timely delivered within the relevant time period set forth in this Section 7.1 shall survive until all such claims shall have been finally resolved and payment in respect thereof, if any, required to be made, shall have been made; and (ii) shall, except in the case of fraud, expire and automatically terminate upon the filing by Seller of a certificate of dissolution with the Secretary of State of the State of Delaware.
7.2
Indemnification by Seller.
(a)
From and after the Closing, Seller shall save, defend, indemnify and hold harmless Purchaser and its Affiliates and the respective Representatives, successors and assigns of each of the foregoing from and against, and shall compensate and reimburse each of the foregoing for, any and all Losses XE “Losses” \t “8.2” asserted against, incurred, sustained or suffered by any of the foregoing as a result of, arising out of or relating to:
(i)
any inaccuracy or breach of any representation or warranty made by Seller contained in this Agreement or any Transaction Document or any schedule, certificate or other document delivered pursuant hereto or thereto or in connection with the transactions contemplated hereby or thereby;
(ii)
any breach of or failure to perform any covenant or agreement by Seller contained in this Agreement or any Transaction Document or any schedule, certificate or other document delivered pursuant hereto or thereto or in connection with the transactions contemplated hereby or thereby; and
(iii)
any Excluded Asset or Retained Liability.
7.3
Indemnification by Purchaser.
(a)
From and after the Closing, Purchaser shall save, defend, indemnify and hold harmless Seller and its Affiliates and the respective Representatives, successors and assigns of each of the foregoing from and against, and shall compensate and reimburse each of the foregoing for, any and all

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Losses asserted against, incurred, sustained or suffered by any of the foregoing as a result of, arising out of or relating to:
(i)
any inaccuracy or breach of any representation or warranty made by Purchaser contained in this Agreement or any Transaction Document or any schedule, certificate or other document delivered pursuant hereto or thereto or in connection with the transactions contemplated hereby or thereby;
(ii)
any breach of or failure to perform any covenant or agreement by Purchaser contained in this Agreement or any Transaction Document or any schedule, certificate or other document delivered pursuant hereto or thereto or in connection with the transactions contemplated hereby or thereby; and
(iii)
any Assumed Liability.
7.4
Indemnification Procedure.
(a)
In the event that any Purchaser Indemnified Party receives notice of the assertion of any claim or of the commencement of any Proceeding by any Person who is not a Party or an Affiliate of a Party (a “Third Party Claim XE “Third Party Claim” \t “Section 6.3(a)” ”) against such Purchaser Indemnified Party, with respect to which Seller is or may be required to provide indemnification under this Agreement, the Purchaser Indemnified Party shall give written notice regarding such Third Party Claim to Seller within 30 days after learning of such Third Party Claim, provided that the failure to so notify Seller shall not relieve Seller of its obligations under this Article VII except to the extent (and only to the extent) that Seller is materially prejudiced by reason of such failure, and will not relieve Seller from any other obligation that it may have to a Purchaser Indemnified Party other than under this Article VII. For purposes of this Article VII, any references to the Purchaser Indemnified Party shall, if the context so applies or if Purchaser so elects, to Purchaser on behalf of the applicable Purchaser Indemnified Party.
(b)
Seller shall be entitled to participate in the defense of such Third Party Claim at Seller’s expense (which expenses shall not be applied against any indemnity limitation herein). Seller at its option shall be entitled to assume the defense thereof (subject to the limitations set forth below) by (i) delivering written notice to the Purchaser Indemnified Party of its election to assume the defense of such Third Party Claim within 15 days of receipt of notice from the Purchaser Indemnified Party, (ii) appointing a nationally recognized and reputable counsel reasonably acceptable to the Purchaser Indemnified Party to be the lead counsel in connection with such defense and (iii) entering into a written agreement with the Purchaser Indemnified Party that Seller is unconditionally obligated to pay and satisfy any Losses which may arise with respect to such Third Party Claim and provides evidence of its ability to satisfy such obligation, in each case, in form and substance reasonably satisfactory to the Purchaser Indemnified Party. If Seller does not expressly elect to assume the defense of such Third Party Claim within the time period and otherwise in accordance with the preceding sentence, the Purchaser Indemnified Party shall have the sole right to assume the defense of and to settle such Third Party Claim.
(c)
If Seller has assumed the defense of a Third Party Claim in accordance with the terms hereof, the Purchaser Indemnified Party shall be entitled to participate in the defense of such claim and to employ counsel of its choice for such purpose, and the fees and expenses of such separate counsel shall be borne by the Purchaser Indemnified Party other than any fees and expenses of such separate counsel (i) that are incurred prior to the date Seller assumes control of such defense, (ii) if the Purchaser Indemnified Party reasonably shall have concluded (upon advice of its counsel) that there may be one or more legal defenses available to such Purchaser Indemnified Party that are not available to Seller, or (iii) if Seller may have different, conflicting, or adverse legal positions or interests from the Purchaser Indemnified Party with respect to such Third Party Claim.
(d)
Notwithstanding anything to the contrary contained herein, Seller shall not be entitled to control the defense of a Third Party Claim (and the Purchaser Indemnified Party shall be entitled to maintain or assume control of the defense of such Third Party Claim, at Seller’s sole expense) if (i) the

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Third Party Claim relates to or involves any criminal or quasi criminal Proceeding, (ii) the Third Party Claim could reasonably be expected to materially and adversely affect the Purchaser Indemnified Party (as determined by the Purchaser Indemnified Party in good faith) other than as solely a result of money damages, (iii) the Third Party Claim seeks an injunction or other equitable relief against the Purchaser Indemnified Party, (iv) there exists or would, or could reasonably be expected to, exist a conflict of interest that would make it inappropriate in the judgment of the Purchaser Indemnified Party for the same counsel to represent both the Purchaser Indemnified Party and Seller, (v) the Purchaser Indemnified Party elects to pursue one or more defenses or counterclaims available to it that are inconsistent with one or more of those that are being pursued by Seller in respect of such Third Party Claim or any litigation relating thereto, (vi) the Third Party Claim relates to any Intellectual Property, or (vii) Seller fails to vigorously defend the Third Party Claim.
(e)
If Seller shall control the defense of any Third Party Claim, Seller shall obtain the prior written consent of the Purchaser Indemnified Party before entering into any settlement of, consenting to the entry of any judgment with respect to or ceasing to defend such Third Party Claim if (i) pursuant to or as a result of such settlement, consent or cessation, injunctive or other equitable relief will be imposed against the Purchaser Indemnified Party, or a finding or admission of any violation of Law would be made by any Purchaser Indemnified Party, or such settlement, consent or cessation could otherwise reasonably be expected to interfere with or adversely affect the business, operations or assets of the Purchaser Indemnified Party, or (ii) such settlement or judgment does not expressly and unconditionally release the Purchaser Indemnified Party from all Liabilities and obligations with respect to such Third Party Claim.
(f)
The indemnification required hereunder in respect of a Third Party Claim shall be made by prompt payment by Seller of the amount of actual Losses in connection therewith, as and when bills are received by Seller or within 10 days following Seller’s receipt of notice that Losses have been incurred.
(g)
Seller hereby consents to the nonexclusive jurisdiction of any court in which a Proceeding in respect of a Third Party Claim is brought against any Purchaser Indemnified Party for purposes of any claim that a Purchaser Indemnified Party may have under this Agreement with respect to such Proceeding or the matters alleged therein and agrees that process may be served on Seller with respect to such claim anywhere.
(h)
Seller shall not be entitled to require that any Proceeding be made or brought against any other Person before a Proceeding is brought or claim is made against it hereunder by the Purchaser Indemnified Party.
(i)
In the event any Purchaser Indemnified Party has a claim against Seller hereunder that does not involve a Third Party Claim being asserted against or sought to be collected from such Purchaser Indemnified Party, the Purchaser Indemnified Party shall deliver notice of such claim with reasonable promptness to Seller, provided that the failure to so notify Seller shall not relieve Seller of its obligations under this Article VII except to the extent (and only to the extent) that Seller is actually and materially prejudiced by reason of such failure, and will not relieve Seller from any other obligation that it may have to a Purchaser Indemnified Party other than under this Article VII. If Seller does not notify the Purchaser Indemnified Party within 10 days following its receipt of such notice that Seller disputes its Liability to the Purchaser Indemnified Party hereunder, such claim specified by the Purchaser Indemnified Party in such notice shall be conclusively deemed a Liability of Seller hereunder and Seller shall pay the amount of such Liability to the Purchaser Indemnified Party on demand.
(j)
If Seller agrees that it has an indemnification obligation under this Article VII but asserts that it is obligated to pay a lesser amount than that claimed by the Purchaser Indemnified Party, Seller shall pay such lesser amount promptly to the Purchaser Indemnified Party, without prejudice to or waiver of the Purchaser Indemnified Party’s claim for the difference.
7.5
Certain Limitations.

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(a)
Basket for Losses of the Purchaser Indemnified Parties. Seller shall not be liable under Section 7.2(a)(i) unless the aggregate Losses incurred by the Purchaser Indemnified Parties with respect to all matters for which indemnification is to be provided under Section 7.2(a)(i) exceed $50,000.00 (the “Basket Amount XE “Basket Amount” \t “Section 6.4(a)” ”). If and when such Basket Amount is met, then Seller will be liable under Section 7.2(a)(i) from the first dollar thereof.
(b)
Cap on Certain Losses of the Purchaser Indemnified Parties. The aggregate amount required to be paid by Seller under Section 7.2(a)(i) shall not exceed $400,000.00 (the “Cap XE “Cap” \t “Section 6.4(b)” ”), and (ii) the aggregate amount required to be paid by Seller under Section 7.2(a)(i) with respect to inaccuracies in or breaches of Section 3.5 shall not exceed the Purchase Price.
(c)
Exceptions to Basket and Cap. Notwithstanding anything to the contrary in this Agreement, (i) the limitations set forth in Section 7.5(a) and Section 7.5(b)(i) shall not apply to Losses by reason of, resulting from or arising out of, any inaccuracy or breach of Section 3.5, (ii) the limitations set forth in Section 7.5(a) and Section 7.5(b) shall not apply to Losses by reason of, resulting from or arising out of, any claims of fraud, and (iii) no indemnification payment made by Seller by reason of, resulting from or arising out of, any breach of Section 3.5 shall be considered in determining whether the Basket Amount or the Cap has been exceeded.
7.6
Materiality Qualifiers. Notwithstanding anything to the contrary in this Agreement, for purposes of determining (a) whether a breach of a representation or warranty exists for purposes of this Agreement or any certificate delivered pursuant to this Agreement, (b) the amount of Losses arising from such a breach for which the Purchaser Indemnified Parties are entitled to indemnification under this Agreement and (c) whether the Basket Amount has been exceeded, each such representation and warranty shall be read without giving effect to any qualification that is based on materiality, including the words “material,” “Material Adverse Effect,” “in any material respect” and other uses of the word “material” or words of similar meaning (and shall be treated as if such words were deleted from such representation or warranty).
7.7
Indemnification as Sole Remedy. Following the Closing, the indemnification provided for in this Article VII shall be the sole and exclusive remedy and recourse for any breach of this Agreement. Notwithstanding the foregoing or anything else in this Agreement to the contrary, (a) in the case of fraud, the Purchaser Indemnified Parties, as applicable, shall have all remedies available under this Agreement or otherwise at Law without giving effect to any of the limitations or waivers contained herein, and (b) nothing herein shall limit any Party’s right to seek and obtain equitable remedies with respect to any covenant or agreement contained in this Agreement or any Transaction Document.
7.8
Investigation. Purchaser expressly reserves the right to seek indemnity or other remedy for any Losses arising out of or relating to any breach of any representation, warranty, covenant or agreement contained herein, notwithstanding (a) any investigation by, disclosure to or knowledge of Purchaser or any of its Affiliates or the Representatives of Purchaser or any of its Affiliates in respect of any fact or circumstances that reveals the occurrence of any such breach, whether before or after the execution and delivery hereof or (b) Purchaser’s participation in the Closing.
7.9
Satisfaction of Indemnification Claims. The Purchaser Indemnified Parties may seek satisfaction of indemnification claims directly from Seller. If any amount owed under this Article VII is not paid within 10 days of Seller and the Purchaser Indemnified Parties agreeing such amount is due or upon a final adjudication determined by a court of competent jurisdiction that such amount is due (either, a “Final Determination XE “Final Determination” \t “Section 6.8” ”), and Seller shall reimburse the Purchaser Indemnified Party for any and all costs or expenses of any nature or kind whatsoever (including reasonable legal fees) incurred in seeking to collect such amount under this Article VII, and no limitation in this Article VII shall apply to any such interest or reimbursement. If any amount owed under this Article VII is not paid within 30 days of a Final Determination, Purchaser may, in its sole discretion, in addition to all other remedies it may have, recover some or all of such amount by setting off such amount against any amounts then due and payable by Purchaser or any of its Affiliates to Seller or any of its Affiliates under this

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Agreement, any Transaction Document or any other agreement with Seller. In each case, the exercise of such right to cancel or set off shall not constitute a breach of any Purchaser Indemnified Party’s obligations under this Agreement, any Transaction Document or any other agreement with Seller, and the exercise or failure to exercise such right to cancel or set off shall not constitute an election of remedies or limit any Purchaser Indemnified Party in any manner in the enforcement of any other remedies that may be available to such Purchaser Indemnified Party. Seller hereby irrevocably constitutes and appoints Purchaser as their true and lawful attorney-in-fact and agent with full power of substitution to do any and all things and execute any and all documents which may be necessary to effectuate any set off in accordance with this Section 7.9. The foregoing grant of authority is a special power of attorney coupled with an interest and is irrevocable.
7.10
Waiver of Contribution. Seller hereby irrevocably waives and releases any right of contribution, subrogation or any similar right against any Purchaser Indemnified Party in respect of matters that are or may become the subject of claims for indemnification hereunder and any indemnification payments that Seller may, at any time, be required to make to any Purchaser Indemnified Party pursuant to this Agreement, whether directly or indirectly.
Article VIII

GENERAL
8.1
Notices. All notices, requests, claims, demands or other communications that are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered, if delivered by hand, (b) one day after transmitted, if transmitted by a nationally recognized overnight courier service, (c) when telecopied, if telecopied (which is confirmed), (d) on the day transmitted by email if sent during regular business hours of the recipient, otherwise the day after transmission by email, or (e) three days after mailing, if mailed by registered or certified mail (return receipt requested), to the parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8.1):
(a)
If to Purchaser:

Organovo, Inc.

11555 Sorrento Valley Road

Suite 100

San Diego, CA 92121

Attention: General Counsel

Telephone: 858-294-1605

Email: legal@organovo.com

With a simultaneous copy to:

Paul Hastings LLP

1117 S California Ave.
Palo Alto, CA 94304
E-Mail: jeffhartlin@paulhastings.com
Attention: Jeff Hartlin

If to Seller:

Metacrine, Inc.
4225 Executive Square, Suite 600

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San Diego, CA 92037

Attention: Michael York, President

With a simultaneous copy to:

Cooley LLP

10265 Science Center Drive

San Diego, California 92121

Attention: Karen Deschaine

Telephone: (858) 550-6088

Fax: (858) 550-6420

Email: kdeschaine@cooley.com

8.2
Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.
8.3
Successors and Assigns; Parties In Interest.
(a)
This Agreement shall be binding upon: the Seller and its successors and assigns (if any) and the Purchaser and its successors and assigns (if any). This Agreement shall inure to the benefit of: the Seller, the Purchaser; and the respective successors and assigns (if any) of the foregoing.
(b)
The Purchaser may freely assign any or all of its rights under this Agreement, in whole or in part, to any other Person without obtaining the consent or approval of any other Person. Seller shall not be permitted to assign any of its rights or delegate any of its obligations under this Agreement without the Purchaser’s prior written consent.
(c)
None of the provisions of this Agreement is intended to provide any rights or remedies to any Person other than the parties to this Agreement and their respective successors and assigns (if any). Without limiting the generality of the foregoing, (i) no employee of the Seller shall have any rights under this Agreement or under any of the other Transaction Documents, and (ii) no creditor of the Seller shall have any rights under this Agreement or any of the other Transaction Documents.
8.4
Incorporation of Exhibits. All Exhibits and Schedules attached hereto and referred to herein are hereby incorporated herein and made a part of this Agreement for all purposes as if fully set forth herein.
8.5
Governing Law; WAIVER OF JURY TRIAL.
(a)
THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE OTHER THAN CONFLICT OF LAWS PRINCIPLES THEREOF DIRECTING THE APPLICATION OF ANY LAW OTHER

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THAN THAT OF DELAWARE. COURTS WITHIN THE STATE OF DELAWARE WILL HAVE JURISDICTION OVER ALL DISPUTES BETWEEN THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS ASSIGNMENT AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY. THE PARTIES HEREBY CONSENT TO AND AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS. EACH OF THE PARTIES HERETO WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH DISPUTE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (I) SUCH PARTY IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, (II) SUCH PARTY AND SUCH PARTY’S PROPERTY IS IMMUNE FROM ANY LEGAL PROCESS ISSUED BY SUCH COURTS OR (III) ANY LITIGATION COMMENCED IN SUCH COURTS IS BROUGHT IN AN INCONVENIENT FORUM.
(b)
TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, STATUTE OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY FURTHER WAIVES ANY RIGHT TO SEEK TO CONSOLIDATE ANY PROCEEDING IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER PROCEEDING IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED OR WARRANTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.5.
8.6
Headings; Interpretation. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Agreement.
8.7
Counterparts; Facsimiles. This Agreement may be executed and delivered (including by electronic or facsimile transmission) in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
8.8
Entire Agreement. This Agreement (including the Schedules and Exhibits attached hereto) and the Transaction Documents executed in connection with the consummation of the Acquisition contain the entire agreement between the Parties with respect to the subject matter hereof and related transactions and supersede all prior agreements, written or oral, with respect thereto.
8.9
Waivers and Amendments; Non-Contractual Remedies. This Agreement may be amended, superseded, canceled, renewed or extended only by a written instrument signed by all of the Parties. The provisions hereof may be waived only in writing signed by all of the Parties. No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any Party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

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8.10
Knowledge. For purposes of this Agreement, a Party shall be deemed to have “Knowledge” of a particular fact or other matter if any Representative of such Party has or would have, after reasonable investigation and due diligence, knowledge of such fact or other matter.
8.11
Time of the Essence. Time is of the essence of this Agreement.
8.12
Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the Parties shall be entitled to enforce specifically the provisions of this Agreement, including obtaining an injunction or injunctions to prevent breaches or threatened breaches of this Agreement, in any court designated to resolve disputes concerning this Agreement (or, if such court lacks subject matter jurisdiction, in any appropriate state or federal court), this being in addition to any other remedy to which such Party is entitled at Law or in equity. Each Party further agrees not to assert and waives (a) any defense in any action for specific performance that a remedy at Law would be adequate and (b) any requirement under any Law to post security or provide indemnity as a prerequisite to obtaining equitable relief.

[Signatures appear on next page]

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IN WITNESS WHEREOF, intending to be legally bound hereby, the Parties have caused this Agreement to be signed in their respective names by their duly authorized representatives as of the date first above written.

Organovo, Inc. By: ____________________________ Name: ____________________________ Title: ____________________________

Metacrine, Inc. By: ____________________________ Name: ____________________________ Title: ____________________________

[SIGNATURE PAGE TO ASSET PURCHASE AGREEMENT]

LEGAL_US_W # 115308022.7

Exhibit A

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (“Assignment Agreement”) is made as of March 10, 2023 by and between Metacrine, Inc., a Delaware corporation (“Seller”), and Organovo, Inc. a Delaware corporation (“Purchaser”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, Seller and Purchaser are parties to an Asset Purchase Agreement, dated as of even date herewith (the “Agreement”) providing for, among other things, the sale by Seller to Purchaser of the Purchased Assets and the assumption by Purchaser of the Assumed Liabilities; and

WHEREAS, in accordance with the terms of the Agreement, Seller and Purchaser have agreed to enter into this Assignment Agreement, providing for (a) the assignment from Seller to Purchaser of all of Seller’s right, title and interest in and to the Purchased Assets, including the Transferred Agreements, from and after the Closing, on and subject to the terms and conditions of the Agreement and (b) the acceptance by Purchaser of such assignment and the assumption by Purchaser of Liabilities of Seller under the Assumed Liabilities, on the terms and subject to the conditions of Section 2.3 of the Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Assignment. In accordance with and subject to the terms and conditions of the Agreement, Seller hereby sells, conveys, transfers, assigns and delivers to Purchaser, free and clear of all Encumbrances other than the Assumed Liabilities, all of Seller’s right, title and interest in and to all of the Purchased Assets, including the Transferred Agreements, from and after the Closing.

2. Assumption. Effective as of the Closing, Purchaser hereby assumes and agrees to pay, perform and discharge, and be bound by the obligations, liabilities and duties of the Assumed Liabilities on the terms and subject to the conditions of Section 2.3 of the Agreement. Except for those Liabilities expressly assumed by Purchaser pursuant to Section 2.3 of the Agreement, Purchaser shall assume no other Liabilities of the Seller.

3. Further Assurances. Seller and Purchaser shall each execute, acknowledge (if appropriate) and deliver, or cause the execution, acknowledgment and delivery of, and make or cause to be done or made, such further documents and instruments, acts or things, supplemental, confirmatory or otherwise, as may reasonably be requested by the other party hereto to implement the purposes of this Assignment Agreement and the Agreement.

4. Assignability. This Assignment Agreement shall be binding upon and shall inure to the benefit of the Seller and its successors and assigns (if any) and the Purchaser and its successors and assigns (if any). The Purchaser may freely assign any or all of its rights under this Assignment Agreement, in whole or in part, to any other Person without obtaining the consent or approval of any other Person. Seller shall not be permitted to assign any of its rights or delegate any of its obligations under this Assignment Agreement without the Purchaser’s prior written consent.

5. Non-contravention. Nothing set forth in this Assignment Agreement shall limit or otherwise negate the rights and obligations of Purchaser and Seller as set forth in the Agreement. In the event of any conflict between any term of condition of this Assignment and any term or condition of the Agreement, the term or condition of the Agreement shall control.

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6. Counterparts. This Assignment Agreement may be executed and delivered (including by electronic or facsimile transmission) in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

7. Governing Law. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE OTHER THAN CONFLICT OF LAWS PRINCIPLES THEREOF DIRECTING THE APPLICATION OF ANY LAW OTHER THAN THAT OF DELAWARE. COURTS WITHIN THE STATE OF DELAWARE WILL HAVE JURISDICTION OVER ALL DISPUTES BETWEEN THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS ASSIGNMENT AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY. THE PARTIES HEREBY CONSENT TO AND AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS. EACH OF THE PARTIES HERETO WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH DISPUTE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (I) SUCH PARTY IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, (II) SUCH PARTY AND SUCH PARTY’S PROPERTY IS IMMUNE FROM ANY LEGAL PROCESS ISSUED BY SUCH COURTS OR (III) ANY LITIGATION COMMENCED IN SUCH COURTS IS BROUGHT IN AN INCONVENIENT FORUM.

8. Non-Assignable Contracts. Nothing in this Assignment Agreement or the Agreement shall be construed as an attempt to sell, transfer, convey, assign or deliver any contract or agreement comprising any of the Transferred Agreements that is by its terms or at law non-assignable without the consent of the other party thereto and as to which such consent shall not have been given as of the date hereof; provided, however, that upon the receipt by Seller of any such consent, the contract or agreement as to which any such consent relates shall, without any further action by Seller or Purchaser, be deemed to have been assigned by Seller to Purchaser hereunder as of the date of such consent or notice as the case may be.

9. Severability. Any term or provision of this Assignment Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Assignment Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have caused this Assignment and Assumption Agreement to be executed and delivered as of the day and year first above written.

Organovo, Inc. By: ____________________________ Name: ____________________________ Title: ____________________________

Metacrine, Inc. By: ____________________________ Name: ____________________________ Title: ____________________________

[SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT]

LEGAL_US_W # 115308022.7

Exhibit B

Patent assignment

This Patent Assignment (the “Assignment”), is made and entered into as of March 10, 2023 by Metacrine, Inc., a Delaware corporation (the “Assignor”) in favor of Organovo, Inc., a Delaware corporation (the “Assignee”).

WHEREAS, the Assignee and Assignor are parties to that certain Asset Purchase Agreement, dated of even date herewith (the “Purchase Agreement”), pursuant to which the Assignor has, among other things, agreed to assign, transfer, convey, and deliver to the Assignee all of the Assignor’s right, title, and interest in and to the Assigned Patents (defined below).

NOW, THEREFORE, in consideration of the promises and covenants set forth in the Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.
Conveyance. The Assignor hereby assigns, transfers, conveys, and delivers to the Assignee all of the Assignor’s right, title and interest in and throughout the United States of America, its territories and all foreign countries, in, to and under all of its issued patents and patent applications listed on Schedule A hereto, including all reissues, divisionals, continuations, continuations-in-part, revisions, reexaminations, extensions and counterparts (whether foreign or domestic) claiming priority to or based on any of the foregoing items, together with all patents issuing therefrom, all inventions and improvements claimed or described in any of the foregoing, all rights to collect royalties, products and proceeds in connection with any of the foregoing (collectively, the “Assigned Patents”), and all rights to sue and bring other claims for past, present and future infringement, misappropriation or other violation of any of the foregoing and all rights to recover damages (including attorney’s fees and expenses) or lost profits in connection therewith.
2.
Recordation. The Assignor hereby requests the United States Patent and Trademark Office Commissioner for Patents and any other applicable governmental entity or registrar (including any applicable foreign or international office or registrar) to record the Assignee as the assignee and owner of the Assigned Patents. The Assignor further authorizes the respective patent office or governmental agency in each other jurisdiction to issue any and all patents or certificates of invention which may be granted upon any of the Assigned Patents in the name of the Assignee, as the assignee to the entire interest therein, it being understood that any expense in connection with the execution of such recordation shall be borne by the Assignee.
3.
Information and Assistance.
3.1
Upon the Assignee’s reasonable request and without further compensation, the Assignor shall execute, acknowledge and deliver all such other instruments and documents and shall take all such other actions reasonably necessary or required by law to consummate and make fully effective the transaction contemplated by this Assignment.
3.2
If the Assignor fails to timely comply with Section 3.1 (regardless of fault) and the Assignee is therefore unable to secure the Assignor’s signature to any document required to file, prosecute, register or memorialize the assignment of any rights under any Assigned Patents as provided under this Assignment, the Assignor hereby irrevocably designates and appoints the Assignee and the Assignee’s duly authorized officers and agents as the Assignor’s agents and attorneys-in-fact to act for and on the Assignor’s behalf solely for the purpose of taking all lawfully permitted acts to further the filing, prosecution, registration, memorialization of assignment, issuance and enforcement of rights under such Assigned Patents, all with the same legal force and effect as if executed by the Assignor. The foregoing is deemed a power coupled with an interest and is irrevocable.

LEGAL_US_W # 115308022.7

4.
Successors and Assigns. This Assignment and all the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns and nothing herein express or implied shall give or be construed to give to any person, other than the parties hereto and their respective successors and permitted assigns, any legal or equitable rights hereunder.
5.
Counterparts. This Assignment may be executed and delivered (including by facsimile or electronic transmission) in two or more counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
6.
Section Headings. The section headings contained in this Assignment are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Assignment.
7.
Purchase Agreement Controls. This Assignment is provided pursuant to the Purchase Agreement, to which reference is made for a further statement of the rights and obligations of the Assignor and the Assignee with respect to the Assigned Patents. Nothing contained in this Assignment shall be deemed to modify, supersede, enlarge, limit or affect the rights of any person under the Purchase Agreement. If any provision of this Assignment is inconsistent or conflicts with the Purchase Agreement, the Purchase Agreement shall control.
8.
Governing Law. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE OTHER THAN CONFLICT OF LAWS PRINCIPLES THEREOF DIRECTING THE APPLICATION OF ANY LAW OTHER THAN THAT OF DELAWARE. COURTS WITHIN THE STATE OF DELAWARE WILL HAVE JURISDICTION OVER ALL DISPUTES BETWEEN THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS ASSIGNMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY. THE PARTIES HEREBY CONSENT TO AND AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS. EACH OF THE PARTIES HERETO WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH DISPUTE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (I) SUCH PARTY IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, (II) SUCH PARTY AND SUCH PARTY’S PROPERTY IS IMMUNE FROM ANY LEGAL PROCESS ISSUED BY SUCH COURTS OR (III) ANY LITIGATION COMMENCED IN SUCH COURTS IS BROUGHT IN AN INCONVENIENT FORUM.

[Signatures appear on next page]

LEGAL_US_W # 115308022.7

IN WITNESS WHEREOF, the undersigned have caused this Patent Assignment to be executed, effective as of the date first written above.

ASSIGNOR:

Metacrine, Inc.

By: ________________________________
Name: ________________________________
Title: ________________________________

Acknowledged and Accepted:

ASSIGNEE:

Organovo, Inc.

By: ____________________________

Name: ________________________________
Title: ________________________________

LEGAL_US_W # 115308022.7

NOTARIAL CERTIFICATE

UNITED STATES OF AMERICA )

STATE OF ________ : ss.:

CITY/COUNTY OF )

I, , the undersigned Notary Public do hereby certify that ____________________________________, as _________________________________ of _______, a ______, who signed the foregoing Assignment document, was authorized on the _______ day of ____, to execute the foregoing Assignment document on behalf of _____, and to me acknowledged that he/she did sign the said document.

Notary Public

LEGAL_US_W # 115308022.7

SCHEDULE A TO PATENT ASSIGNMENT

Patents

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-705.101	US	PRO	Expired	62/219,422	16-Sep-2015			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-705.601	WO	ORD	30 Mo Done	PCT/US2016/052268	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-705.611	EP	PCT	Abandoned	16847451.8	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-705.831	US	PCT	To be Abandoned	15/758,709	08-Mar-2018	10,626,081	21-Apr-2020	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-706.101	US	PRO	Expired	62/219,427	16-Sep-2015			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-706.102	US	PRO	Expired	62/333,560	09-May-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-706.601	WO	ORD	30 Mo Done	PCT/US2016/052274	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-706.611	EP	PCT	Abandoned	16847455.9	06-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-706.761	JP	PCT	Abandoned	2018-534464	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-706.831	US	PCT	Abandoned	15/758,710	08-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-707.101	US	PRO	Expired	62/219,428	16-Sep-2015			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-707.102	US	PRO	Expired	62/333,583	09-May-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-707.601	WO	ORD	30 Mo Done	PCT/US2016/052275	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-707.611	EP	PCT	Abandoned	16847456.7	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-707.761	JP	PCT	Abandoned	2018-534465	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-707.831	US	PCT	To be Abandoned	15/758,712	08-Mar-2018	10,377,717	13-Aug-2019	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.101	US	PRO	Expired	62/219,430	16-Sep-2015			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-708.301	US	CON	Issued	16/872,985	12-May-2020	11,214,538	04-Jan-2022	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.302	US	CON	Abandoned	17/532,618	22-Nov-2021			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.303	US	CON	To be Abandoned	17/811,255	07-Jul-2022			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.304	US	CON	Pending	18/156,069	18-Jan-2023			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.591	EA	PCT	Granted	201890725	16-Sep-2016	040003	08-Apr-2022	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.601	WO	ORD	30 Mo Done	PCT/US2016/052270	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.611	EP	PCT	Pending	16847452.6	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.681	AU	PCT	Granted	2016323992	16-Sep-2016	2016323992	26-Aug-2021	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.691	BR	PCT	Pending	1120180051799	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-708.701	CA	PCT	Pending	2,998,493	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.711	CN	PCT	Granted	201680066917.9	16-Sep-2016	ZL201680066917.9	28-Dec-2021	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.731	IL	PCT	Pending	258011	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.741	IN	PCT	Granted	201817010231	16-Sep-2016	380510	28-Oct-2021	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.761	JP	PCT	Granted	2018-534463	16-Sep-2016	6905530	29-Jun-2021	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.771	KR	PCT	Pending	10-2018-7009912	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.781	MX	PCT	Granted	MX/a/2018/003388	16-Sep-2016	386752	01-Oct-2021	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.801	PH	PCT	Pending	1-2018-500586	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.821	SG	PCT	Abandoned	11201802162U	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-708.8211	SG	DIV	Pending	10202110242Y	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.831	US	PCT	Issued	15/758,707	08-Mar-2018	10,703,712	07-Jul-2020	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.841	ZA	PCT	Granted	2018/01750	16-Sep-2016	2018/01750	28-Sep-2022	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.891	HK	REP	Pending	19100126.6	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-710.101	US	PRO	Expired	62/471,502	15-Mar-2017			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-710.601	WO	ORD	30 Mo Done	PCT/US2018/022490	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-710.831	US	PCT	Abandoned	16/494,257	13-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-712.101	US	PRO	Expired	62/471,511	15-Mar-2017			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-712.102	US	PRO	Expired	62/563,488	26-Sep-2017			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-712.601	WO	ORD	30 Mo Done	PCT/US2018/022488	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-712.831	US	PCT	Abandoned	16/494,259	13-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.101	US	PRO	Expired	62/471,517	15-Mar-2017			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.102	US	PRO	Expired	62/563,497	26-Sep-2017			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.301	US	CON	Issued	16/886,642	28-May-2020	10,927,082	23-Feb-2021	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.302	US	CON	Abandoned	17/152,548	19-Jan-2021			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.303	US	CON	To be Abandoned	17/837,586	10-Jun-2022			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.304	US	CON	Pending	18/154,421	13-Jan-2023			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.601	WO	ORD	30 Mo Done	PCT/US2018/022489	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-713.611	EP	PCT	Pending	18767094.8	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.701	CA	PCT	Pending	3,055,990	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.711	CN	PCT	Pending	201880032220.9	15-Nov-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.731	IL	PCT	Granted	269068	14-Mar-2018	269068	02-Dec-2022	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.741	IN	PCT	Pending	201917039803	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.761	JP	PCT	Granted	2019-547662	14-Mar-2018	7174709	09-Nov-2022	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.831	US	PCT	Issued	16/494,264	13-Sep-2019	10,961,198	30-Mar-2021	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.851	TW	ORD	Pending	107108918	15-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.871	AR	ORD	Pending	20180100608	15-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-713.891	HK	RCN	Pending	62020009477.4	15-Nov-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-714.101	US	PRO	Expired	62/471,525	15-Mar-2017			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-714.102	US	PRO	Expired	62/563,502	26-Sep-2017			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-714.601	WO	ORD	30 Mo Done	PCT/US2018/022497	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-714.831	US	PCT	Abandoned	16/494,266	13-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.301	US	CON	Abandoned	17/538,394	30-Nov-2021			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.302	US	CON	Pending	17/811,276	07-Jul-2022			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.591	EA	PCT	Granted	201992051	14-Mar-2018	040704	19-Jul-2022	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.601	WO	ORD	30 Mo Done	PCT/US2018/022513	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-718.611	EP	PCT	Pending	18768017.8	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.681	AU	PCT	Granted	2018236275	14-Mar-2018	2018236275	25-Aug-2022	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.691	BR	PCT	Pending	1120190191542	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.701	CA	PCT	Pending	3,056,019	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.711	CN	PCT	Pending	201880032548.0	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.731	IL	PCT	Granted	269065	14-Mar-2018	269065	02-Dec-2022	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.741	IN	PCT	Pending	201917041302	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.761	JP	PCT	Pending	2019-547663	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.771	KR	PCT	Pending	10-2019-7030348	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-718.781	MX	PCT	Granted	MX/a/2019/010907	14-Mar-2018	397265	08-Nov-2022	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.801	PH	PCT	Pending	1-2019-502058	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.821	SG	PCT	Pending	11201908330P	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.831	US	PCT	Issued	16/494,272	13-Sep-2019	11,236,071	01-Feb-2022	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.841	ZA	PCT	Pending	2019/05927	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.891	HK	RCN	Pending	62020009491.5	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-722.101	US	PRO	Expired	62/733,000	18-Sep-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-722.601	WO	ORD	30 Mo Done	PCT/US2019/051608	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-724.101	US	PRO	Expired	62/733,004	18-Sep-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-724.102	US	PRO	Expired	62/881,564	01-Aug-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-724.601	WO	ORD	30 Mo Done	PCT/US2019/051607	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-724.611	EP	PCT	Pending	19863242.4	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-724.711	CN	PCT	To be Abandoned	201980076038.8	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-724.731	IL	PCT	To be Abandoned	281474	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-724.741	IN	PCT	To be Abandoned	202117011912	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-724.761	JP	PCT	Abandoned	2021-513408	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-724.831	US	PCT	Abandoned	17/276,785	16-Mar-2021			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-725.101	US	PRO	Expired	62/733,006	18-Sep-2018			FARNESOID X RECEPTOR AGONISTS AND METHODS FOR

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
MAKING AND USING
48773-725.102	US	PRO	Expired	62/881,570	01-Aug-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-725.601	WO	ORD	30 Mo Done	PCT/US2019/051606	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-726.101	US	PRO	Expired	62/733,007	18-Sep-2018			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.471	KW	PCT	To be Abandoned	KW/P/2021/83	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.591	EA	PCT	Abandoned	202190663	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.601	WO	ORD	30 Mo Done	PCT/US2019/051605	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.611	EP	PCT	To be Abandoned	19863702.7	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-726.681	AU	PCT	To be Abandoned	2019344905	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.691	BR	PCT	To be Abandoned	1120210049312	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.701	CA	PCT	To be Abandoned	3,112,485	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.711	CN	PCT	To be Abandoned	201980075901.8	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.731	IL	PCT	To be Abandoned	281464	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.741	IN	PCT	To be Abandoned	202117011911	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.761	JP	PCT	To be Abandoned	2021-513445	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-726.771	KR	PCT	Abandoned	10-2021-7010822	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.781	MX	PCT	To be Abandoned	MX/a/2021/003083	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.821	SG	PCT	To be Abandoned	11202102586R	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.831	US	PCT	To be Abandoned	17/276,763	16-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.881	CL	PCT	To be Abandoned	202100631	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.891	HK	REP	To be Abandoned	62021037191.5	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.9731	SA	PCT	To be Abandoned	521421491	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-726.9751	AE	PCT	To be Abandoned	P6000380/2021	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.987	QA	PCT	To be Abandoned	QA/202103/000140	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-727.101	US	PRO	Expired	62/733,008	18-Sep-2018			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-727.301	US	CON	To be Abandoned	17/836,905	09-Jun-2022			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-727.591	EA	PCT	To be Abandoned	202190661	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-727.601	WO	ORD	30 Mo Done	PCT/US2019/051604	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-727.611	EP	PCT	To be Abandoned	19861794.6	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-727.681	AU	PCT	To be Abandoned	2019344904	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-727.701	CA	PCT	To be Abandoned	3,112,414	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-727.711	CN	PCT	To be Abandoned	201980076039.2	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-727.761	JP	PCT	To be Abandoned	2021-513457	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-727.831	US	PCT	Abandoned	17/276,766	16-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-727.891	HK	REP	To be Abandoned	62021037190.7	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-731.101	US	PRO	Expired	62/881,560	01-Aug-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.201	US	ORD	Issued	16/573,993	17-Sep-2019	11,084,817	10-Aug-2021	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.301	US	CON	Pending	17/349,757	16-Jun-2021			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.471	KW	PCT	Pending	KW/P/2021/81	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.591	EA	PCT	Pending	202190660	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.601	WO	ORD	30 Mo Done	PCT/US2019/051603	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.611	EP	PCT	Pending	19862391.0	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-731.681	AU	PCT	Pending	2019344903	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.691	BR	PCT	Pending	112021004919 3	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.701	CA	PCT	Pending	3,112,411	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.711	CN	PCT	Pending	201980075902.2	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.731	IL	PCT	Pending	281475	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.741	IN	PCT	Pending	202117011574	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.761	JP	PCT	Pending	2021-513407	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.771	KR	PCT	Pending	10-2021-7011359	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.781	MX	PCT	Pending	MX/a/2021/003110	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-731.801	PH	PCT	Pending	1-2021-550605	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.821	SG	PCT	Pending	11202102651S	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.841	ZA	PCT	Pending	2021/01678	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.851	TW	ORD	Pending	108133441	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.871	AR	ORD	Pending	P190102639	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.881	CL	PCT	Pending	202100632	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.891	HK	REP	Pending	62021037189.9	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.9731	SA	PCT	Pending	521421486	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.9751	AE	PCT	Pending	P6000381/2021	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-731.987	QA	PCT	Pending	QA/202103/000141	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-732.101	US	PRO	Expired	62/881,576	01-Aug-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-732.601	WO	ORD	30 Mo Done	PCT/US2019/051602	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-732.611	EP	PCT	To be Abandoned	19863701.9	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-732.711	CN	PCT	To be Abandoned	201980075910.7	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-732.731	IL	PCT	To be Abandoned	281471	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-732.741	IN	PCT	To be Abandoned	202117011577	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-732.761	JP	PCT	To be Abandoned	2021-513406	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-732.831	US	PCT	Abandoned	17/276,787	16-Mar-2021			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-734.101	US	PRO	Expired	62/991,292	18-Mar-2020			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-734.102	US	PRO	Expired	63/069,667	24-Aug-2020			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-734.103	US	PRO	Expired	63/140,735	22-Jan-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-734.591	EA	PCT	Pending	202292638	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-734.601	WO	ORD	30 Mo Done	PCT/US2021/022786	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-734.611	EP	PCT	Pending	21772019.2	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-734.681	AU	PCT	Pending	2021240001	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-734.691	BR	PCT	Pending	1120220186517	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-734.701	CA	PCT	Pending	3,172,205	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-734.711	CN	PCT	Pending	202180036461.2	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-734.731	IL	PCT	Pending	296539	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-734.761	JP	PCT	Pending	2022-555913	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-734.771	KR	PCT	Pending	10-2022-7036071	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-734.781	MX	PCT	Pending	MX/a/2022/011579	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-734.821	SG	PCT	Pending	11202253216J	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-734.831	US	PCT	Pending	17/906,580	16-Sep-2022			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-734.851	TW	ORD	Pending	110109622	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-735.101	US	PRO	Expired	62/991,213	18-Mar-2020			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-735.591	EA	PCT	Pending	202292639	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-735.601	WO	ORD	30 Mo Done	PCT/US2021/022790	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-735.611	EP	PCT	Pending	21770893.2	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-735.681	AU	PCT	Pending	2021236648	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-735.691	BR	PCT	Pending	1120220185960	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-735.701	CA	PCT	Pending	3,171,987	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-735.711	CN	PCT	Pending	202180036362.4	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-735.731	IL	PCT	Pending	296532	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-735.741	IN	PCT	Pending	202217055966	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-735.761	JP	PCT	Pending	2022-555915	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-735.771	KR	PCT	Pending	10-2022-7036019	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-735.781	MX	PCT	Pending	MX/a/2022/011582	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-735.821	SG	PCT	Pending	11202253217Y	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-735.831	US	PCT	Pending	17/906,582	16-Sep-2022			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-735.851	TW	ORD	Pending	110109624	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-735.871	AR	ORD	Pending	P210100667	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-736.101	US	PRO	Expired	62/991,216	18-Mar-2020			FORMULATIONS OF A FARNESOID X RECEPTOR AGONIST
48773-736.601	WO	ORD	30 Mo Done	PCT/US2021/022793	17-Mar-2021			FORMULATIONS OF A FARNESOID X RECEPTOR AGONIST
48773-736.611	EP	PCT	Pending	21718306.0	17-Mar-2021			FORMULATIONS OF A FARNESOID X RECEPTOR AGONIST
48773-736.681	AU	PCT	Pending	2021239956	17-Mar-2021			FORMULATIONS OF A FARNESOID X RECEPTOR AGONIST
48773-736.691	BR	PCT	Pending	1120220185537	17-Mar-2021			FORMULATIONS OF A FARNESOID X RECEPTOR AGONIST

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-736.711	CN	PCT	Pending	202180036385.5	17-Mar-2021			FORMULATIONS OF A FARNESOID X RECEPTOR AGONIST
48773-736.761	JP	PCT	Pending	2022-555914	17-Mar-2021			FORMULATIONS OF A FARNESOID X RECEPTOR AGONIST
48773-736.771	KR	PCT	Pending	10-2022-7036023	17-Mar-2021			FORMULATIONS OF A FARNESOID X RECEPTOR AGONIST
48773-736.831	US	PCT	Pending	17/906,585	16-Sep-2022			FORMULATIONS OF A FARNESOID X RECEPTOR AGONIST
48773-736.851	TW	ORD	Pending	110109623	17-Mar-2021			FORMULATIONS OF A FARNESOID X RECEPTOR AGONIST
48773-736.871	AR	ORD	Pending	P210100668	17-Mar-2021			FORMULATIONS OF A FARNESOID X RECEPTOR AGONIST
48773-738.101	US	PRO	Expired	62/991,301	18-Mar-2020			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-738.102	US	PRO	Expired	63/032,851	01-Jun-2020			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-738.601	WO	ORD	30 Mo Done	PCT/US2021/022788	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-738.851	TW	ORD	To be Abandoned	110109630	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE

EXHIBIT C

Allocation of Purchase Price

The Purchase Price (along with other items of consideration for United States federal income Tax purposes) and any adjustment thereto (each as determined pursuant to Section 1060 of the Code) will be allocated for income Tax purposes (including for purposes of Section 1060 of the Code) among the Purchased Assets and the covenants of Seller in accordance with the residual method set forth in Treasury Regulations Section 1.1060-1(c) based upon the following methodology for determining the fair market value of the Purchased Assets included in each of the classes of assets set forth in Treasury Regulations Section 1.338-6.

Asset Class	Allocation Methodology
Class IV	The aggregate cost of the Inventory.
Class VI	Remainder.

LEGAL_US_W # 115308022.7

SCHEDULE I

PROGRAM PATENTS

A. Patents

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-705.101	US	PRO	Expired	62/219,422	16-Sep-2015			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-705.601	WO	ORD	30 Mo Done	PCT/US2016/052268	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-705.611	EP	PCT	Abandoned	16847451.8	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-705.831	US	PCT	Issued	15/758,709	08-Mar-2018	10,626,081	21-Apr-2020	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-706.101	US	PRO	Expired	62/219,427	16-Sep-2015			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-706.102	US	PRO	Expired	62/333,560	09-May-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-706.601	WO	ORD	30 Mo Done	PCT/US2016/052274	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-706.611	EP	PCT	Abandoned	16847455.9	06-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-706.761	JP	PCT	Abandoned	2018-534464	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-706.831	US	PCT	Abandoned	15/758,710	08-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-707.101	US	PRO	Expired	62/219,428	16-Sep-2015			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-707.102	US	PRO	Expired	62/333,583	09-May-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-707.601	WO	ORD	30 Mo Done	PCT/US2016/052275	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-707.611	EP	PCT	Abandoned	16847456.7	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-707.761	JP	PCT	Abandoned	2018-534465	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-707.831	US	PCT	Issued	15/758,712	08-Mar-2018	10,377,717	13-Aug-2019	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.101	US	PRO	Expired	62/219,430	16-Sep-2015			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.301	US	CON	Issued	16/872,985	12-May-2020	11,214,538	04-Jan-2022	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.302	US	CON	Abandoned	17/532,618	22-Nov-2021			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.303	US	CON	To be Abandoned	17/811,255	07-Jul-2022			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.304	US	CON	Pending	18/156,069	18-Jan-2023			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.591	EA	PCT	Granted	201890725	16-Sep-2016	040003	08-Apr-2022	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-708.601	WO	ORD	30 Mo Done	PCT/US2016/052270	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.611	EP	PCT	Pending	16847452.6	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.681	AU	PCT	Granted	2016323992	16-Sep-2016	2016323992	26-Aug-2021	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.691	BR	PCT	Pending	1120180051799	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.701	CA	PCT	Pending	2,998,493	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.711	CN	PCT	Granted	201680066917.9	16-Sep-2016	ZL201680066917.9	28-Dec-2021	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.731	IL	PCT	Pending	258011	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.741	IN	PCT	Granted	201817010231	16-Sep-2016	380510	28-Oct-2021	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.761	JP	PCT	Granted	2018-534463	16-Sep-2016	6905530	29-Jun-2021	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.771	KR	PCT	Pending	10-2018-7009912	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.781	MX	PCT	Granted	MX/a/2018/003388	16-Sep-2016	386752	01-Oct-2021	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.801	PH	PCT	Allowed	1-2018-500586	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-708.821	SG	PCT	Abandoned	11201802162U	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.8211	SG	DIV	Pending	10202110242Y	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.831	US	PCT	Issued	15/758,707	08-Mar-2018	10,703,712	07-Jul-2020	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.841	ZA	PCT	Granted	2018/01750	16-Sep-2016	2018/01750	28-Sep-2022	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-708.891	HK	REP	Pending	19100126.6	16-Sep-2016			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-710.101	US	PRO	Expired	62/471,502	15-Mar-2017			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-710.601	WO	ORD	30 Mo Done	PCT/US2018/022490	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-710.831	US	PCT	Abandoned	16/494,257	13-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-712.101	US	PRO	Expired	62/471,511	15-Mar-2017			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-712.102	US	PRO	Expired	62/563,488	26-Sep-2017			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-712.601	WO	ORD	30 Mo Done	PCT/US2018/022488	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-712.831	US	PCT	Abandoned	16/494,259	13-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-713.101	US	PRO	Expired	62/471,517	15-Mar-2017			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.102	US	PRO	Expired	62/563,497	26-Sep-2017			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.301	US	CON	Issued	16/886,642	28-May-2020	10,927,082	23-Feb-2021	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.302	US	CON	Abandoned	17/152,548	19-Jan-2021			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.303	US	CON	To be Abandoned	17/837,586	10-Jun-2022			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.304	US	CON	Pending	18/154,421	13-Jan-2023			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.601	WO	ORD	30 Mo Done	PCT/US2018/022489	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.611	EP	PCT	Pending	18767094.8	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.701	CA	PCT	Pending	3,055,990	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.711	CN	PCT	Pending	201880032220.9	15-Nov-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.731	IL	PCT	Granted	269068	14-Mar-2018	269068	02-Dec-2022	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.741	IN	PCT	Pending	201917039803	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-713.761	JP	PCT	Granted	2019-547662	14-Mar-2018	7174709	09-Nov-2022	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.831	US	PCT	Issued	16/494,264	13-Sep-2019	10,961,198	30-Mar-2021	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.851	TW	ORD	Pending	107108918	15-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.871	AR	ORD	Pending	20180100608	15-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-713.891	HK	RCN	Pending	62020009477.4	15-Nov-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-714.101	US	PRO	Expired	62/471,525	15-Mar-2017			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-714.102	US	PRO	Expired	62/563,502	26-Sep-2017			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-714.601	WO	ORD	30 Mo Done	PCT/US2018/022497	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-714.831	US	PCT	Abandoned	16/494,266	13-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.301	US	CON	Pending	17/538,394	30-Nov-2021			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.302	US	CON	Pending	17/811,276	07-Jul-2022			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.591	EA	PCT	Granted	201992051	14-Mar-2018	040704	19-Jul-2022	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-718.601	WO	ORD	30 Mo Done	PCT/US2018/022513	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.611	EP	PCT	Pending	18768017.8	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.681	AU	PCT	Granted	2018236275	14-Mar-2018	2018236275	25-Aug-2022	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.691	BR	PCT	Pending	1120190191542	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.701	CA	PCT	Pending	3,056,019	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.711	CN	PCT	Pending	201880032548.0	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.731	IL	PCT	Granted	269065	14-Mar-2018	269065	02-Dec-2022	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.741	IN	PCT	Pending	201917041302	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.761	JP	PCT	Pending	2019-547663	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.771	KR	PCT	Pending	10-2019-7030348	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.781	MX	PCT	Granted	MX/a/2019/010907	14-Mar-2018	397265	08-Nov-2022	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.801	PH	PCT	Pending	1-2019-502058	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-718.821	SG	PCT	Pending	11201908330P	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.831	US	PCT	Issued	16/494,272	13-Sep-2019	11,236,071	01-Feb-2022	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.841	ZA	PCT	Pending	2019/05927	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-718.891	HK	RCN	Pending	62020009491.5	14-Mar-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-722.101	US	PRO	Expired	62/733,000	18-Sep-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-722.601	WO	ORD	30 Mo Done	PCT/US2019/051608	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-724.101	US	PRO	Expired	62/733,004	18-Sep-2018			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-724.102	US	PRO	Expired	62/881,564	01-Aug-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-724.601	WO	ORD	30 Mo Done	PCT/US2019/051607	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-724.611	EP	PCT	Pending	19863242.4	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-724.711	CN	PCT	To be Abandoned	201980076038.8	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-724.731	IL	PCT	To be Abandoned	281474	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-724.741	IN	PCT	To be Abandoned	202117011912	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-724.761	JP	PCT	Abandoned	2021-513408	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-724.831	US	PCT	Abandoned	17/276,785	16-Mar-2021			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-725.101	US	PRO	Expired	62/733,006	18-Sep-2018			FARNESOID X RECEPTOR AGONISTS AND METHODS FOR MAKING AND USING
48773-725.102	US	PRO	Expired	62/881,570	01-Aug-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-725.601	WO	ORD	30 Mo Done	PCT/US2019/051606	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-726.101	US	PRO	Expired	62/733,007	18-Sep-2018			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.471	KW	PCT	To be Abandoned	KW/P/2021/83	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.591	EA	PCT	Abandoned	202190663	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.601	WO	ORD	30 Mo Done	PCT/US2019/051605	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.611	EP	PCT	To be Abandoned	19863702.7	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-726.681	AU	PCT	To be Abandoned	2019344905	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.691	BR	PCT	To be Abandoned	1120210049312	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.701	CA	PCT	To be Abandoned	3,112,485	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.711	CN	PCT	To be Abandoned	201980075901.8	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.731	IL	PCT	To be Abandoned	281464	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.741	IN	PCT	To be Abandoned	202117011911	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.761	JP	PCT	To be Abandoned	2021-513445	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.771	KR	PCT	Abandoned	10-2021-7010822	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.781	MX	PCT	To be Abandoned	MX/a/2021/003083	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.821	SG	PCT	To be Abandoned	11202102586R	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.831	US	PCT	Pending	17/276,763	16-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.881	CL	PCT	To be Abandoned	202100631	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-726.891	HK	REP	To be Abandoned	62021037191.5	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.9731	SA	PCT	To be Abandoned	521421491	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.9751	AE	PCT	To be Abandoned	P6000380/2021	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-726.987	QA	PCT	To be Abandoned	QA/202103/000140	17-Sep-2019			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-727.101	US	PRO	Expired	62/733,008	18-Sep-2018			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-727.301	US	CON	To be Abandoned	17/836,905	09-Jun-2022			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-727.591	EA	PCT	To be Abandoned	202190661	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-727.601	WO	ORD	30 Mo Done	PCT/US2019/051604	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-727.611	EP	PCT	To be Abandoned	19861794.6	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-727.681	AU	PCT	To be Abandoned	2019344904	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-727.701	CA	PCT	To be Abandoned	3,112,414	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-727.711	CN	PCT	To be Abandoned	201980076039.2	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-727.761	JP	PCT	To be Abandoned	2021-513457	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-727.831	US	PCT	Abandoned	17/276,766	16-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-727.891	HK	REP	To be Abandoned	62021037190.7	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-731.101	US	PRO	Expired	62/881,560	01-Aug-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.201	US	ORD	Issued	16/573,993	17-Sep-2019	11,084,817	10-Aug-2021	FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.301	US	CON	Pending	17/349,757	16-Jun-2021			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.471	KW	PCT	Pending	KW/P/2021/81	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.591	EA	PCT	Pending	202190660	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-731.601	WO	ORD	30 Mo Done	PCT/US2019/051603	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.611	EP	PCT	Pending	19862391.0	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.681	AU	PCT	Pending	2019344903	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.691	BR	PCT	Pending	112021004919 3	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.701	CA	PCT	Pending	3,112,411	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.711	CN	PCT	Pending	201980075902.2	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.731	IL	PCT	Pending	281475	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.741	IN	PCT	Pending	202117011574	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.761	JP	PCT	Pending	2021-513407	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.771	KR	PCT	Pending	10-2021-7011359	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.781	MX	PCT	Pending	MX/a/2021/003110	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.801	PH	PCT	Pending	1-2021-550605	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-731.821	SG	PCT	Pending	11202102651S	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.841	ZA	PCT	Pending	2021/01678	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.851	TW	ORD	Pending	108133441	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.871	AR	ORD	Pending	P190102639	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.881	CL	PCT	Pending	202100632	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.891	HK	REP	Pending	62021037189.9	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.9731	SA	PCT	Pending	521421486	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.9751	AE	PCT	Pending	P6000381/2021	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-731.987	QA	PCT	Pending	QA/202103/000141	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-732.101	US	PRO	Expired	62/881,576	01-Aug-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-732.601	WO	ORD	30 Mo Done	PCT/US2019/051602	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-732.611	EP	PCT	To be Abandoned	19863701.9	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-732.711	CN	PCT	Pending	201980075910.7	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-732.731	IL	PCT	To be Abandoned	281471	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-732.741	IN	PCT	To be Abandoned	202117011577	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-732.761	JP	PCT	To be Abandoned	2021-513406	17-Sep-2019			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-732.831	US	PCT	Abandoned	17/276,787	16-Mar-2021			FARNESOID X RECEPTOR AGONISTS AND USES THEREOF
48773-734.101	US	PRO	Expired	62/991,292	18-Mar-2020			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-734.102	US	PRO	Expired	63/069,667	24-Aug-2020			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-734.103	US	PRO	Expired	63/140,735	22-Jan-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-734.591	EA	PCT	Pending	202292638	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-734.601	WO	ORD	30 Mo Done	PCT/US2021/022786	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-734.611	EP	PCT	Pending	21772019.2	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-734.681	AU	PCT	Pending	2021240001	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-734.691	BR	PCT	Pending	1120220186517	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-734.701	CA	PCT	Pending	3,172,205	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-734.711	CN	PCT	Pending	202180036461.2	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-734.731	IL	PCT	Pending	296539	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-734.761	JP	PCT	Pending	2022-555913	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-734.771	KR	PCT	Pending	10-2022-7036071	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-734.781	MX	PCT	Pending	MX/a/2022/011579	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-734.821	SG	PCT	Pending	11202253216J	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-734.831	US	PCT	Pending	17/906,580	16-Sep-2022			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-734.851	TW	ORD	Pending	110109622	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-735.101	US	PRO	Expired	62/991,213	18-Mar-2020			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-735.591	EA	PCT	Pending	202292639	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-735.601	WO	ORD	30 Mo Done	PCT/US2021/022790	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-735.611	EP	PCT	Pending	21770893.2	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-735.681	AU	PCT	Pending	2021236648	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-735.691	BR	PCT	Pending	1120220185960	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-735.701	CA	PCT	Pending	3,171,987	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-735.711	CN	PCT	Pending	202180036362.4	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-735.731	IL	PCT	Pending	296532	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-735.741	IN	PCT	Pending	202217055966	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-735.761	JP	PCT	Pending	2022-555915	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-735.771	KR	PCT	Pending	10-2022-7036019	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-735.781	MX	PCT	Pending	MX/a/2022/011582	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-735.821	SG	PCT	Pending	11202253217Y	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-735.831	US	PCT	Pending	17/906,582	16-Sep-2022			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-735.851	TW	ORD	Pending	110109624	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-735.871	AR	ORD	Pending	P210100667	17-Mar-2021			CRYSTALLINE FORMS OF A FARNESOID X RECEPTOR AGONIST
48773-736.101	US	PRO	Expired	62/991,216	18-Mar-2020			FORMULATIONS OF A FARNESOID X RECEPTOR AGONIST
48773-736.601	WO	ORD	30 Mo Done	PCT/US2021/022793	17-Mar-2021			FORMULATIONS OF A FARNESOID X RECEPTOR AGONIST
48773-736.611	EP	PCT	Pending	21718306.0	17-Mar-2021			FORMULATIONS OF A FARNESOID X RECEPTOR AGONIST

LEGAL_US_W # 115308022.7

Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-736.681	AU	PCT	Pending	2021239956	17-Mar-2021			FORMULATIONS OF A FARNESOID X RECEPTOR AGONIST
48773-736.691	BR	PCT	Pending	1120220185537	17-Mar-2021			FORMULATIONS OF A FARNESOID X RECEPTOR AGONIST
48773-736.711	CN	PCT	Pending	202180036385.5	17-Mar-2021			FORMULATIONS OF A FARNESOID X RECEPTOR AGONIST
48773-736.761	JP	PCT	Pending	2022-555914	17-Mar-2021			FORMULATIONS OF A FARNESOID X RECEPTOR AGONIST
48773-736.771	KR	PCT	Pending	10-2022-7036023	17-Mar-2021			FORMULATIONS OF A FARNESOID X RECEPTOR AGONIST
48773-736.831	US	PCT	Pending	17/906,585	16-Sep-2022			FORMULATIONS OF A FARNESOID X RECEPTOR AGONIST
48773-736.851	TW	ORD	Pending	110109623	17-Mar-2021			FORMULATIONS OF A FARNESOID X RECEPTOR AGONIST
48773-736.871	AR	ORD	Pending	P210100668	17-Mar-2021			FORMULATIONS OF A FARNESOID X RECEPTOR AGONIST
48773-738.101	US	PRO	Expired	62/991,301	18-Mar-2020			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-738.102	US	PRO	Expired	63/032,851	01-Jun-2020			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE
48773-738.601	WO	ORD	30 Mo Done	PCT/US2021/022788	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE

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Docket no.	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
48773-738.851	TW	ORD	To be Abandoned	110109630	17-Mar-2021			FARNESOID X RECEPTOR AGONISTS FOR THE TREATMENT OF DISEASE

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SCHEDULE II

TRANSFERRED AGREEMENTS

1. Amended and Restated Exclusive FXR License Agreement, dated November 10, 2016, by and between The Salk Institute for Biological Studies and Metacrine, Inc., as amended by that certain First Amendment to License Agreement ID 2017-0184, dated February 4, 2017 and that certain Second Amendment to Amended and Restated Exclusive FXR License Agreement, dated July 25, 2018 (the “FXR Agreement”).

2. Master Services Agreement, dated October 23, 2017, by and between Hovione Limited and Metacrine, Inc., including Work Order #10 dated July 25, 2019, Work Order #15 dated July 22, 2020, Work Order #18 dated January 7, 2021, and change order #1 thereto dated January 21, 2022, and Work Order #20 dated July 20, 2021 thereto.

3. Master Services Agreement, dated June 4, 2018, by and between Fisher Clinical Services, Inc. and Metacrine, Inc., including Executable Quote dated November 17, 2021 and Executable Quote dated February 28, 2022.

4. Master Services Agreement, dated April 1, 2019, by and between Solvias AG and Metacrine, Inc., including Quotes N22-12482, N22-12483, N22-12485, and N22-12486 dated June 28, 2022, and Quote N18-14834, dated January 19, 2019, by and between Solvias AG and Metacrine, Inc., as amended by Changed Order AB18-14834 dated May 9, 2019.

6. Master Services Agreement, dated July 28, 2017, by and between Johnson Matthey Pharmaceutical Materials, Inc d/b/a Johnson Matthey Pharma Services and Metacrine, Inc., including Manufacturing Proposal Number 202004-21121 Rev 2 dated September 29, 2020 and Change Order #01 thereto dated May 10, 2021.

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SCHEDULE III

INVENTORY

MET409 API

MET409 API Package Allotments

MET409 SDI

MET409 Tablets

Product	Description	Lot #	Date of Mfg	Expiry	# bottles (# tabs per bottle)	Location
50 mg Tablet	White, round, uncoated	20MC0111.HQ00001	Nov 2021	12 months – Nov 2022	629 (31-ct)	Fisher Clinical Services
PBO Tablet (match 30-80mg active)	White, round, uncoated	20MC0112.HQ00001	Nov 2021	30 months – May 2025	599 (31-ct)

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MET642 RSMs, API & SDI

Material	Lot #	Date of Mfg	Expiry Date	Quantity (kg)	Location
Compound 1	0720038	June 2020	Sept 2026 (Retested Sept-2022)	49.2	JM Yantai China
Compound 9	0720018 07200004	April 2020 Feb 2020	Retest if needed	11.3 2 x 3.14 17.5	Solvias
BB5	SOL22425-06		Retest if needed	0.5	Solvias
BB51	CR-19-06229 SOL22439-125	Nov 2019 Sept 2020	Retest if needed	5.7 22.5 28.2	Solvias
TBS Acid	JM Yantai Lot 0719028	March 2019	Retest if needed	14.4	Solvias
MET642 API	CR-20-04211	June 2020	June 2024	2.0	Hovione
MET642 SDI	19MC5301.HQ00003	Nov 2021	Nov 2023	2.0	Hovione
MET642 SDI	80MC5302.HQ00004 (Repeat NHP tox)	June 2022	June 2024	821 g (non-GMP)	CR – Reno, NV

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MET642 Tablets (28-count bottles)

Product	Description	Lot #	Date of Mfg	Current Expiry	Max Expiry	# bottles (# tabs per bottle)	Location
PBO Tablet (match 3, 5 and 6 mg)	White, round, uncoated	20MC5401.HQ00001	Sept 2019	Sept 2022	Sept 2023 (48 Mo)	1,240	Fisher Clinical Services
5 mg Tablet	White, round, uncoated	20MC5403.HQ00002	Oct 2019	Oct 2022	Oct 2023 (48 Mo)	31
5 mg Tablet	White, round, uncoated	20MC5403.HQ00003	May 2020	May 2023	May 2024 (48 Mo)	3,665
1 mg Tablet	Blue, round, coated	20MC5408.HQ00001	May 2020	May 2023	May 2024 (48 Mo)	1,941
PBO Tablet (match 1 mg)	Blue, round, coated	20MC5407.HQ00001	Oct 2020	Oct 2023	Oct 2025 (60 Mo)	2,593

MET642 Tablets (31 count bottles)

Product	Description	Lot #	Date of Mfg	Current Expiry Date	Max Expiry	# bottles	Location
PBO Tablet (match 3, 5 and 6 mg)	White, round, uncoated	20MC5409.HQ00001	Sept 2021	Sept 2024	Sept 2026 (60 Mo)	1,303 3,999	PPD-Ireland* Fisher Clinical
3 mg Tablet	White, round, uncoated	20MC5410.HQ00001	May 2020	May 2023	May 2024 (48 Mo)	1,235	PPD Ireland*
6 mg Tablet	White, round, uncoated	20MC5411.HQ00001	May 2020	May 2023	May 2024 (48 Mo)	1,247	PPD Ireland*
3 mg Tablet	White, round, uncoated	20MC5410.HQ00002	Nov 2021	Nov 2024	Nov 2026 (60 Mo)	3,167	Fisher Clinical Service
6 mg Tablet	White, round, uncoated	20MC5411.HQ00002	Nov 2021	Nov 2024	Nov 2026 (60 Mo)	3,406

* to be destroyed – will not be transferred under this agreement

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SCHEDULE 3.5(i)

GOVERNMENT FUNDING

Reference is made to the FXR Agreement.

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